ICON FUNDS



                                 ANNUAL REPORT

                                  Measuring Up

                                      1999

                                   ICON FUNDS

Management Discussion and Analysis
Domestic Funds                                                               6

Management Discussion and Analysis
Short-Term Fixed Income Fund                                                 39

Management Discussion and Analysis
International Funds                                                          41

Financial Statements                                                         56

Financial Highlights                                                         72

Notes to Financial Statements                                                81









Serving as Advisor for the ICON Funds is Meridian Investment Management Corporation, referenced in this report as the "Advisor."

MEASURING UP
------------

Dear ICON Funds Shareholders and Advisors:

It isn't the speed of receiving data that determines performance.

It isn't the quantity of data generated that defines opportunity.

In the world of investments, fast information without discipline is useless, perhaps even harmful.

We have entered a time when investment information flows 24 hours a day. Between mainstream media, the Internet and various statistical services, investors and managers are being bombarded with facts and figures delivered faster and faster. Much of this information is meaningless, but when presented in an impressive format, it begs to be used. Trading and turnover have increased; investors have turned into speculators. False confidence is becoming an added risk in an environment that has never been risk-free. Case in point: Many investors listened to the negative outlook in the fall of 1998 and bailed out of the market at the bottom. They completely missed the impressive rally that followed. Others unsuccessfully tried to trade sectors weekly or monthly during the rally.

They found themselves chasing "last month's winner." Still others sacrificed sensible diversification in their do-it-yourself individual stock purchases. They found the ultimate cost to be high.

I open my letter to you with those insights and examples for two reasons. First, it concerns me that investors are being pulled away from their long-term financial goals. Second, it reinforces the value that the ICON FUNDS offer their shareholders.

If you have our 1998 report in your files, you might want to pull it out now. You'll see we made some bold statements last fall regarding market shifts, leadership changes and their anticipated impact on various sectors. I'm pleased to say, we believe we were right on target.

Here's how we measured up:

Unlike the typical mutual fund report, we told you it was a great buying opportunity, despite the extreme negative news and overall jitters among investors. In fact, within days of the absolute bottom, we declared it to be (quoting from last year's report) "one of the best buying windows in recent history. This is based on valuation estimates for 1,700 U.S. stocks." So, at a time when most investors were fleeing the market, we hope our letter helped maintain or even increase your equity exposure for participation in the subsequent rally. Our job in managing the ICON Funds at the time was to minimize cash levels and secure industries that we expected to be leaders. We are pleased with the way we handled a situation many analysts labeled a "crisis."

As outstanding as that call was, however, it was really quite simple. Our valuation methodology determined stocks to be on sale relative to fair value. We had the confidence to convey it to you because the ability to recognize major turning points and new bull markets is a primary strength of our system.

Our discipline was simply doing its job.

Over the last year, industry and sector leadership has experienced monthly surges and reversals that have distracted investors from the long-term theme. We have seen investors try to "time" short-term changes unsuccessfully. They may have been acting on prompt, accurate information, but it lacked predictive content. Inside ICON, we stick to a discipline of buying industries that have leadership characteristics and holding them for long periods. Our sell discipline appears fairly sluggish to observers new to our system, but it works: it keeps turnover low and keeps us focused on the long term. While the ease of trading stocks has increased and related costs have decreased, one thing has remained constant... that factor known as "human nature." Investors tend to chase the herd, buy at peaks, and sell at bottoms over the decades. Newly available information and technology does not change that.

More cases in point: America Online was enticing at $167 per share in April, 1999 but it dropped to $83 over the next several months. The herd loved Amazon.com at $105, just before it dropped to $40 last summer, 1999. Schwab, another very good company, must have looked extremely appealing to investors at $75 per share in April, 1999 before recently dropping to $35 in September, 1999. To summarize, during 1999 we have seen investors fall victim to decades-old patterns and also abandon some ground rules of diversification. Holding too few securities - or excessively over-weighting a few - compounds and exaggerates problems from the natural tendency go with the herd. In the ICON Funds, we buy industries with stocks that are under-priced relative to fair value. That tends to make us aggressive when stocks are cheap and cautious when stocks are expensive. We buy a few stocks in each industry to diversify and reduce the risk of individual stock ownership. It is a sensible approach to sector investing and one worthy of an investor's long-term retirement money. For it is a disciplined, systematic approach designed for stability through changing times.

So what's next?

Once again, we have some bold statements to offer. We believe the long-term secular bull market that began August 1982 is still intact, for the fundamentals supporting it are still present. The market began in a setting where inflation was the number one financial enemy, and the Federal Reserve is behaving as though that is still the case. Whenever the Fed has seen the slightest potential for increases in inflation, the required adjustment and treatments have been fairly mild and very successful. We believe the same will be true this time, as the Fed has announced its bias toward a tighter monetary policy. While past performance cannot predict future results, we expect this adjustment to set the stage for a few more years of above-average market returns. Naturally, industries will take their turns leading various market moves over one to three-year periods. Those that are temporarily under-priced will represent opportunities for leadership. Those that are over-priced due to excessive investor enthusiasm will need to be sold. We were correct a year ago in calling the beginning of a new cyclical bull market. Our system has been in touch with it and has captured its leadership. We sincerely hope this has been a source of stability for your portfolio.

And we look forward to serving you during the year ahead.

Sincerely,


/s/ Craig T. Callahan
---------------------
Craig T. Callahan, D.B.A.
Trustee, Chief Investment Officer of the Advisor

New International Leadership Emerges

     The new cyclical bull market is not just a domestic phenomenon. Internationally, there has been new leadership, as Asian markets have rebounded from being one of the worst to one of the best markets. The huge reversal for Asia not only made it perform better than Europe, but better than all U.S. domestic sectors except Technology. Prior to the last 12 months, Asian markets had been a tremendous drag on international investing, to the point that many investors had given up on the whole theory of global diversification. Many newer investors are unfamiliar with such dramatic theme changes. The four-year market from December 1994 through July 1998 was fairly constant. Internationally, Asia slumped while Europe led. Domestically, a few industries and issues gathered momentum and just kept going. A four-year theme, however, is much longer than normal and thus extremely rare. Typically, sector and country leadership lasts six months to two years.

     Reversals such as those seen over the last year are normal. We expect more of them in the future with new leaders jumping from the "sale rack" where they had been abandoned by investors. We will use our valuation approach to try to identify them early, as we did a year ago.

     [GRAPHIC AND PHOTO OMITTED]

     For complete returns for various time periods, refer to each specific fund profile.

     The MSCI EAFE Index is a market cap weighted index that is designed to measure the performance of the stock markets in 21 countries in Europe, Australasia and the Far East. Returns are in U.S. dollars and reflect the reinvestment of dividends and capital gains. Individuals cannot invest in the index itself. Data Source: Bloomberg. Past performance is not a guarantee of future results.

                                              Craig T. Callahan, D.B.A. Trustee,
                                         Chief Investment Officer of the Advisor

Measuring the Market

     Fall, 1998, we went on record to say a new bull market was about to begin. Those comparing it to the final phase of the previous move would see new leadership emerging, we added. Look back at the leadership coming off the bottom on October 8, 1998 through September 30, 1999, and we believe you'll see it happening. As usual, a few sectors beat the S&P 1500 Index. The rest lagged. This theme is particularly interesting, for it reflects a contrary nature coming off the market low.

     Last fall, analysts and investors were suggesting a recession was likely to occur during 1999. Some went so far as to use the words "depression" and "deflation." Those expectations were based on the belief that the recession in Asia would spread to Russia, Europe, and South America, ultimately reaching the United States. The most "out-of-favor" industries were those that were cyclical and economically sensitive. Two examples: Technology, which was negatively affected by the events in Asia; and Energy, which was virtually abandoned by investors as the per-barrel price of oil dropped from the low-$20s to $12. Our stance was significantly different. As the following graph shows, ICON Technology was, by far, the best performing of our sector funds, reflecting the return of stock prices to fair value from the deep discounts seen last fall. Technology stocks gained even more momentum as Internet optimism took over later in the move. While returns were not as large, Consumer Cyclicals showed gains as investors came to the realization that the recession scenario was inaccurate. Energy, though not an early leader off the lows, accelerated later as international oil prices rose.

     Now compare that to the leadership seen during the final year of the December 1994-July 1998 period. This strong change is a clear confirmation: this is a new market. We expect the second phase of this fresh market to have some new leadership heading into 2000. With Federal Reserve monetary policy tightening in recent months, investors have given up on some stocks. These issues are in an excellent position to rebound, becoming the new leaders for the next move.

     [GRAPHIC OMITTED]

     For complete returns for various time periods, refer to each specific fund profile.

     The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, the S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself. Source:
     Morningstar Principia Pro. Past performance is not a guarantee of future results.

Y2K...

     On three fronts: the Fund's Advisor, the industry and the market. All computers, programs and networks at the ICON Funds have been tested and we believe they are Y2K ready. The financial services industry has been addressing the issues for a couple of years, well before the public started getting concerned. Verification has been required up and down the information chain. While there can be no assurances, we are confident there will be no disruptions in the financial services industry. Regarding the markets, we believe there will not be a predictable influence on stock prices. With stocks measured to be generally under-priced relative to fair value, there is risk of missing a rally by being out of the market.

                        Management Discussion & Analysis


Basic Materials
---------------

Performance
-----------

The ICON Basic Materials Fund (the "Fund") opened on May 5, 1997. For the one year ended September 30, 1999, the Fund appreciated 11.65%. The performance for the S&P SuperComposite 1500 Index was 27.32% over that same period. Since its inception, the Fund has depreciated 23.87%. Over that same period, the S&P SuperComposite 1500 Index has returned 57.43%.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Basic Materials Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, is up approximately 30% from one year ago. At that time, in early October of 1998, market pessimism was high. Many stocks had just experienced a correction of approximately 20%, and investors were concerned. Reasons for investor pessimism included the Asian crisis and excessive equity valuation. As is typically the case when investors are fearful of a market drop, stocks were able to "climb the wall of worry" and post excellent results over the next twelve months.

The gains in the market over the last twelve months have not been without volatility and changes in leadership. In general, large cap stocks have outperformed smaller and mid cap stocks in a volatile market environment. Market leadership has fluctuated over short time periods. From start to finish over the last year, the market has been led by large cap technology stocks, which have appreciated substantially but have been subject to significant short term declines.

The improving economies abroad and the continued strength in the U.S. economy have strengthened the demand for the products of many Basic Materials companies. Despite an improving outlook, many Basic Materials stocks have trailed the performance of the broad market over the last twelve months.

Industry Highlights
-------------------

The Fund has seen considerable activity in the last twelve months. New industry positions have been added and old ones sold. Based on the Advisor's quantitative system which includes both valuation and price momentum, stocks in the Construction and Aluminum industries were sold during the last year. New industries added to the Fund were Chemicals (Specialty), Electrical Equipment and Metal Fabricators.

The largest industry holding in the Fund is Electrical Equipment. Stocks in this industry include General Electric, Honeywell, Molex and Solectron. These stocks have posted solid gains since being added to the Fund in early 1999. These stocks, not considered traditional Basic Materials issues, have added diversification and large capitalization exposure to the Fund.

The second largest industry holding is Steel. Steel stocks held in the Fund include Worthington, U.S. Steel, and Texas Industries, among others. Steel producers have profited from the global economic strength over the past 12 months. As the U.S. economy has raced ahead and international economies have followed, raw material producers have benefited. This has propelled many of the stocks in the Steel industry and Basic Materials sector higher.

Current Outlook
---------------

The Advisor sees many attractive industry opportunities within the Fund. Commodity related industries can be subject to significant volatility based on fluctuations in the underlying commodity. The Fund is currently positioned in five different industries, with approximately half of its assets in non-commodity related industries. The diversification of the current positioning should mitigate wild price swings that are characteristic of commodity-related industries.

Basic Materials
---------------

Portfolio Profile                        September 30, 1999
-----------------                        ------------------
Equities                                 98.4%
Top 10 Equity Holdings (% of Assets)     45.7%
Number of Stocks                           33
Cash & Cash Equivalents                   1.6%
-----------------------------------------------------------

Top 10 Equity Holdings                   September 30, 1999
----------------------                   ------------------
Nalco Chemical Company                    5.4%
Ryerson Tull Inc                          5.1%
Mueller Industries                        5.1%
Solectron                                 4.8%
Kennametal                                4.6%
Molex Inc.                                4.6%
Honeywell                                 4.3%
General Electric                          4.1%
Worthington Industries Inc.               4.1%
Sigma-Aldrich Corp.                       3.6%
-----------------------------------------------------------

Top Industries                           September 30, 1999
--------------                           ------------------
Electrical Equipment                     24.5%
Steel                                    23.4%
Chemicals (Specialty)                    20.6%
Gold/Precious Metal/Metals Mining        15.1%
Metal Fabricators                        14.8%
-----------------------------------------------------------

                             Performance Overview*
                             ---------------------

[GRAPHIC OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

     The returns for the ICON Basic Materials Fund are since the inception of the Fund through the dates shown and for the one year period ended September 30, 1999. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

     The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself. Last year we used the S&P Basic Materials Index. It has been changed to a more broad-based index.

Basic Materials
---------------

      Schedule of Investments September 30, 1999
      ------------------------------------------

Shares or Principal Amount                    Market Value
--------------------------                    ------------
Common Stocks 98.4%
-------------------
Gold/Precious Metal/Metals Mining 15.1%
---------------------------------------
   22,000    Asarco Inc.                   $    589,875
    7,850    Barrick Gold Corp.                 170,738
   37,900    Cyprus Amax Mineral
             Company                            743,787
   38,500    Freeport-McMoran Copper
             Class B                            599,156
   15,900    Homestake Mining Co.               146,081
   35,600    INCO Ltd.                          760,950
    7,835    Newmont Mining Corp.               202,731
    8,200    Phelps Dodge                       451,512
   12,300    Placer Dome Inc.                   182,962
    4,850    Stillwater Mining Co.(a)           130,344
-------------------------------------------------------
Total Gold/Precious Metal/Metals Mining       3,978,136

Electrical Equipment 24.5%
--------------------------
   14,500    Emerson Electric Co.               916,219
    9,200    General Electric                 1,090,775
   10,100    Honeywell                        1,124,256
   33,000    Molex Inc.                       1,200,375
   16,700    Rockwell International
             Corp.                              876,750
   17,500    Solectron(a)                     1,256,719
-------------------------------------------------------
Total Electrical Equipment                    6,465,094

Steel 23.4%
-----------
   31,700    AK Steel Holding Corp.             578,525
   39,900    Allegheny Teledyne Inc.            673,312
   94,000    Bethleham Steel(a)                 693,250
   15,800    Nucor Corp.                        752,475
   23,100    Texas Industries Inc.              854,700
   35,600    UCAR International Inc.            812,125
   28,500    USX-US Steel                       733,875
   63,500    Worthington Industries Inc.      1,079,500
-------------------------------------------------------
Total Steel                                   6,177,762

Chemicals (Specialty) 20.6%
---------------------------
   22,100    Ecolab Inc.                        754,163
   20,500    Great Lakes Chemical               780,281
   26,100    Hercules                           747,112
   22,900    International Flavors
             & Fragrance                        790,050
   28,000    Nalco Chemical Company           1,414,000
   30,000    Sigma-Aldrich Corp.                952,500
-------------------------------------------------------
Total Chemicals (Specialty)                   5,438,106

Basic Materials
---------------

      Schedule of Investments September 30, 1999
      ------------------------------------------

Shares or Principal Amount                 Market Value
--------------------------                 ------------
Common Stocks - Continued
-------------------------
Metal Fabricators 14.8%
-----------------------
   46,900    Kennametal Inc.               $  1,213,538
   45,200    Mueller Industries(a)            1,341,875
   58,100    Ryerson Tull Inc.                1,343,563
-------------------------------------------------------
Total Metal Fabricators                       3,898,976

Total Common Stocks
             (Cost $25,683,948)              25,958,074
-------------------------------------------------------
Short-Term Commercial Notes 1.6%
-------------------------------------------------------
 $339,943    General Mills Demand Note
             4.98%            3/3/00            339,943
-------------------------------------------------------
   80,529    Wisconsin Electric Demand Note
             5.02%            4/4/00             80,529
-------------------------------------------------------
   14,283    Warner Lambert Demand Note
             5.02%           2/26/00             14,283
-------------------------------------------------------
Total Short-Term Commercial Notes
             (Cost $434,755)                    434,755
-------------------------------------------------------
Total Investments 100.0%
             (Cost $26,118,703)              26,392,829
-------------------------------------------------------
Liabilities less other Assets                   (19,530)
-------------------------------------------------------
Net Assets 100.0%                          $ 26,373,299


The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

Consumer Cyclicals
------------------

Performance
-----------

The ICON Consumer Cyclicals Fund (the "Fund") opened on July 9, 1997. For the one year ended September 30, 1999, the Fund appreciated 25.78%. The performance for the S&P SuperComposite 1500 Index was 27.32% over that same period. Since its inception, the Fund has depreciated 1.01%. Over that same period, the S&P SuperComposite 1500 Index has returned 43.38%.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Consumer Cyclicals Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, is up approximately 30% from one year ago. At that time, in early October of 1998, market pessimism was high. Many stocks had just experienced a correction of approximately 20%, and investors were concerned. Reasons for investor pessimism included the Asian crisis and excessive equity valuation. As is typically the case when investors are fearful of a market drop, stocks were able to "climb the wall of worry" and post excellent results over the next twelve months.

The gains in the market over the last twelve months have not been without volatility and changes in leadership. In general, large cap stocks have outperformed smaller and mid cap stocks in a volatile market environment. Market leadership has fluctuated over short time periods. From start to finish over the last year, the market has been led by large cap technology stocks, which have appreciated substantially but have been subject to significant short term declines.

The prolonged strength in consumer spending has improved the bottom line of many Consumer Cyclical companies. The Retail industry in particular has benefited from the spendthrift consumer, as companies like Gap, Nike, and Toys 'R Us continue to attract customers. Investing in this sector over the last twelve months has provided mixed results, however. The sector has had both industry winners and losers.

Industry Highlights
-------------------

The Fund has seen several new industry additions in the last twelve months. New industry positions include Machinery (Diversified), Manufacturing (Specialized) and Manufacturing (Diversified). These investments have focused on the opportunities the Advisor believes are available within certain Capital Goods oriented industries. Based on the Advisor's quantitative system which includes both valuation and price momentum, stocks in the Housewares industry were sold during the last year.

The largest industry holding is Retail (Building Supplies). Stocks held in this industry include Home Depot, Lowes, and Fastenal, among others. Home Depot, which has long been a favorite of Wall Street, continued its impressive track record in the last twelve months. "Do-it-yourselfers" have continued spending their disposable income at these Retail (Building Supplies) outlets. The strong domestic economy and the market's continued infatuation with large cap stocks were major reasons why Home Depot's stock approximately doubled over the last twelve months.

The second largest industry holding in the Fund is Services (Advertising/Marketing). This industry has consistently maintained its large weighting in the Fund over the last twelve months. Stocks in this industry include Axciom, Catalina Marketing and True North Communications. This industry's valuation and momentum characteristics warrant its continued inclusion in the Fund.

Current Outlook
---------------

The Advisor sees several attractive industry opportunities within the Fund. Currently the Fund is positioned in two major areas: Retail and Capital Goods. The continued resilience in the domestic economy has been a boon to both of these areas. The Advisor's valuation and price momentum selection criteria suggest that the Fund is positioned correctly for the next market move. The Fund's broad industry composition should mitigate some of the risk characteristics of many sector funds.

Consumer Cyclicals
------------------

Portfolio Profile                           September 30, 1999
-----------------                           ------------------
Equities                                    97.5%
Top 10 Equity Holdings (% of Assets)        35.0%
Number of Stocks                              47
Cash & Cash Equivalents                      2.6%
--------------------------------------------------------------

Top 10 Equity Holdings                      September 30, 1999
----------------------                      ------------------
Home Depot                                   5.0%
Lowes Companies                              4.0%
True North Communications                    3.7%
Talbots Inc.                                 3.6%
Fastenal Co.                                 3.5%
Valassis Communication                       3.3%
Omnicom Group                                3.3%
Interpublic GRP Co. Inc.                     3.1%
Case Equipment                               2.8%
Staples Inc.                                 2.7%
--------------------------------------------------------------

Top Industries                              September 30, 1999
--------------                              ------------------
Retail (Building Supplies)                  17.0%
Services (Advertising/Marketing)            16.4%
Retail Specialty (Apparel)                  12.4%
Machinery (Diversified)                     11.8%
Specialty Printing                          10.3%
Manufacturing (Specialized)                  8.8%
Retail (Specialty)                           8.6%
Footwear                                     7.5%
Retail (Home Shopping)                       4.7%
--------------------------------------------------------------

                             Performance Overview *
                             ----------------------

[GRAPHIC OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

     The returns for the ICON Consumer Cyclicals Fund are since the inception of the Fund through the dates shown and for the one year period ended September 30, 1999. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

     The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

Consumer Cyclicals
------------------

         Schedule of Investments September 30, 1999
         ------------------------------------------

Shares or Principal Amount                        Market Value
--------------------------                        ------------
Common Stocks 97.5%
-------------------
Specialty Printing 10.3%
------------------------
   35,000   Banta Corp.                          $    780,938
   49,600   Bowne & Co.                               598,300
   18,000   Consolidated Graphics(a)                  758,250
   29,000   Deluxe Corp.                              986,000
   23,100   Donnelley RR & Sons                       667,013
   40,950   Valassis Communications(a)              1,799,241
-------------------------------------------------------------
Total Specialty Printing                            5,589,742

Retail (Home Shopping) 4.7%
---------------------------
   11,000   CDW Computer Centers Inc.(a)              537,625
   16,200   Lands End Inc.(a)                       1,069,200
   63,100   Micro Warehouse Inc.(a)                   761,144
   22,500   Systmax Inc.(a)                           188,437
-------------------------------------------------------------
Total Retail (Home Shopping)                        2,556,406

Retail (Specialty) 8.6%
-----------------------
   45,700   Autozone Inc.(a)                        1,282,456
   67,200   Office Depot(a)                           684,600
   82,400   OfficeMax Inc.(a)                         478,950
   68,250   Staples Inc.(a)                         1,488,703
   47,700   Toys 'R Us Inc.(a)                        715,500
-------------------------------------------------------------
Total Retail (Specialty)                            4,650,209

Retail Specialty (Apparel) 12.4%
--------------------------------
   39,825   Gap Inc.                                1,274,400
   35,600   The Limited Inc.                        1,361,700
   35,000   Mens Wearhouse Inc.(a)                    752,500
   46,200   TJX Cos Inc.                            1,296,487
   44,000   Talbots Inc.                            1,977,250
   5,086    Too Inc.(a)                                91,225
-------------------------------------------------------------
Total Retail Specialty (Apparel)                    6,753,562

Services (Advertising/Marketing) 16.4%
-------------------------------------------------------------
   63,000   Axciom Corp.(a)                         1,238,344
   57,000   ADVO Inc.(a)                            1,136,437
   12,900   Catalina Marketing Corp.(a)             1,094,081
   40,800   Interpublic GRP Co. Inc.                1,677,900
   22,600   Omnicom Group                           1,789,637
   55,000   True North Communications               2,000,625
-------------------------------------------------------------
Total Services (Advertising/Marketing)              8,937,024

Manufacturing (Specialized) 8.8%
--------------------------------
   20,200   Avery Dennison Co.                      1,065,550
   29,500   Diebold                                   682,187
   33,500   Pall Corp.                                776,781
   25,100   Parker Hannifin                         1,124,794
   23,000   Sealed Air Corp.(a)                     1,180,188
-------------------------------------------------------------
Total Manufacturing (Specialized)                   4,829,500

Footwear 7.5%
-------------
   20,900   Nike Class B                            1,188,687
   72,300   Reebok International Ltd.(a)              772,706
   98,100   Stride Rite Corp.                         686,700
   36,200   Timberland Companya                     1,414,063
-------------------------------------------------------------
Total Footwear                                      4,062,156

Consumer Cyclicals
------------------

         Schedule of Investments September 30, 1999
         ------------------------------------------

Shares or Principal Amount                       Market Value
--------------------------                       ------------
Common Stocks - continued
-------------------------
Retail (Building Supplies) 17.0%
--------------------------------
   40,000   Fastenal Co.                         $  1,885,000
   39,700   Home Depot                              2,724,413
   56,000   Hughes Supply Inc.                      1,218,000
   45,000   Lowes Companies                         2,193,750
   58,000   Sherwin Williams                        1,214,375
-------------------------------------------------------------
Total Retail (Building Supplies)                    9,235,538

Machinery (Diversified) 11.8%
-----------------------------
   31,100   Case Equipment                          1,549,169
   19,000   Caterpillar                             1,041,438
   17,400   Cooper Industries                         813,450
   23,100   Deere & Co.                               893,681
   26,600   Dover Co.                               1,087,275
   18,700   Ingersoll Rand Co.                      1,027,331
-------------------------------------------------------------
Total Machinery (Diversified)                       6,412,344

Total Common Stocks
            (Cost $53,586,553)                     53,026,481
-------------------------------------------------------------
Short-Term Commercial Notes 2.6%
-------------------------------------------------------------
 $567,107   General Mills Demand Note
            4.98%             3/3/00                  567,107
-------------------------------------------------------------
   22,626   Sara Lee Demand Note
            4.98%            4/26/00                   22,626
-------------------------------------------------------------
  203,194   Wisconsin Electric Demand Note
            5.02%             4/4/00                  203,194
-------------------------------------------------------------
  295,024   Warner Lambert Demand Note
            5.02%            2/26/00                  295,024
-------------------------------------------------------------
  314,420   American Family Demand Note
            5.02%            3/21/00                  314,420
-------------------------------------------------------------
Total Short-Term Commercial Notes
            (Cost $1,402,371)                       1,402,371
-------------------------------------------------------------
Total Investments 100.1%
            (Cost $54,988,924)                     54,428,852
-------------------------------------------------------------
Liabilities less other Assets (0.1%)                 (77,636)
-------------------------------------------------------------
Net Assets 100.0%                               $ 54,351,216


The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

Energy
------

Performance
-----------

The ICON Energy Fund (the "Fund") opened on November 5, 1997. For the one year ended September 30, 1999, the Fund appreciated 27.28%. The performance for the S&P SuperComposite 1500 Index was 27.32% over that same period. Since its inception, the Fund has depreciated 19.18%. Over that same period, the S&P SuperComposite 1500 Index has returned 35.97%.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Energy Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, is up approximately 30% from one year ago. At that time, in early October of 1998, market pessimism was high. Many stocks had just experienced a correction of approximately 20%, and investors were concerned. Reasons for investor pessimism included the Asian crisis and excessive equity valuation. As is typically the case when investors are fearful of a market drop, stocks were able to "climb the wall of worry" and post excellent results over the next twelve months.

The gains in the market over the last twelve months have not been without volatility and changes in leadership. In general, large cap stocks have outperformed smaller and mid cap stocks in a volatile market environment. Market leadership has fluctuated over short time periods. From start to finish over the last year, the market has been led by large cap technology stocks, which have appreciated substantially but have been subject to significant short term declines.

The returns of Energy stocks are highly correlated with the price of oil. Additionally, as with most commodity-related industries, Energy stocks generally experience more volatility than do typical stocks. Fortunately for Energy investors, the price of oil bottomed and then headed much higher over the last twelve months. After reaching nearly ten dollars per barrel in late 1998 and early 1999, oil prices surged and closed at the end of September, 1999 at nearly twenty four dollars per barrel.

Industry Highlights
-------------------

The Fund has maintained its same industry composition during the last twelve months. The Advisor's quantitative system, which includes both valuation and price momentum, has dictated holding both Oil & Gas (Drilling & Equip.) stocks and Oil & Gas (Exploration/Prod.) stocks. Relative to other industries in the Energy sector, these industries generally are smaller cap and experience more price fluctuation. The Advisor remains very bullish on these two industry groups.

The largest of the two industry holdings in the Fund is Oil & Gas (Drilling & Equip.). Stocks in this industry include Schlumberger, Noble Drilling and Baker-Hughes. Schlumberger, the largest stock in the industry with a market capitalization in excess of $30 billion, has been a strong performer. As previously mentioned, Oil & Gas (Drilling & Equip.) stocks fluctuate considerably based on movements in the price of oil. In the last twelve months, these stocks have benefited from potential production cuts and increased demand for oil.

The second largest industry holding is Oil & Gas (Exploration/Prod.). Stocks held in this industry include Apache, Kerr-McGee and Union Pacific Resources. As the most recent Fund annual period was coming to a close, this industry was exhibiting excellent price momentum. Since these stocks as well as others in the Energy sector struggled in 1997 and 1998, the Advisor sees considerable appreciation potential in the next twelve to eighteen months. The Advisor expects that the share price increases in this sector will continue.

Current Outlook
---------------

The Advisor remains focused in two industry groups: Oil & Gas (Drilling & Equip.) and Oil & Gas (Exploration/Prod.). Commodity related industries can be subject to significant volatility based on fluctuations in the underlying commodity. This hurt the performance of the Fund in 1998 and early 1999 but has helped it since. The Advisor does not speculate on the future direction of energy prices, but trends in the recent past have been promising. The Advisor's quantitative investment strategies continue to dictate holding both Oil & Gas (Drilling & Equip.) and Oil & Gas (Exploration/Prod.) stocks in the Fund.

Energy
------

Portfolio Profile                           September 30, 1999
-----------------                           ------------------
Equities                                    96.1%
Top 10 Equity Holdings (% of Net Assets)    49.3%
Number of Stocks                              22
Cash & Cash Equivalents                      3.9%
--------------------------------------------------------------

Top 10 Equity Holdings                      September 30, 1999
----------------------                      ------------------
Kerr-McGee Co.                               5.3%
Weatherford International                    5.1%
Helmerich & Payne                            5.1%
Noble Drilling Corp.                         5.0%
Schlumberger Ltd.                            4.9%
Global Marine                                4.8%
Smith International                          4.8%
Baker-Hughes, Inc.                           4.8%
B J Services                                 4.8%
Nabors Industries                            4.7%
--------------------------------------------------------------

Top Industries                              September 30, 1999
--------------                              ------------------
Oil & Gas (Drilling & Equip.)               61.8%
Oil & Gas (Exploration/Prod.)               30.2%
Oil (Domestic Integrated)                    4.1%


                             Performance Overview *
                             ----------------------

[GRAPHIC OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

     The returns for the ICON Energy Fund are since the inception of the Fund through the dates shown and for the one year period ended September 30, 1999. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

     The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself. Last year we used the S&P Energy Index. It has been changed to a more broad-based index.

Energy
------

         Schedule of Investments September 30, 1999
         ------------------------------------------

Shares or Principal Amount                      Market Value
--------------------------                      ------------
Common Stocks 96.1%
-------------------
Oil & Gas (Drilling & Equip.) 61.8%
-----------------------------------
   31,700   Baker-Hughes, Inc.                  $    919,300
   28,800   B J Servicesa                            916,200
   45,100   Ensco International, Inc.                814,619
   56,500   Global Marine, Inc.(a)                   928,719
   21,600   Halliburton Co.                          885,600
   38,600   Helmerich & Payne                        977,062
   35,900   Nabors Industries(a)                     897,500
   44,300   Noble Drilling Corp.(a)                  969,063
   15,004   Schlumberger Ltd.                        934,937
   22,800   Smith International, Inc.(a)             923,400
   33,000   Tidewater, Inc.                          841,500
   28,900   Transocean Offshore, Inc.                885,063
   30,765   Weatherford International                984,480
------------------------------------------------------------
Total Oil & Gas (Drilling & Equip.)               11,877,443

Oil & Gas (Exploration/Prod.) 30.2%
-----------------------------------
   20,000   Anadarko Petroleum Corp.                 611,250
   20,600   Apache Corp.                             889,662
   21,100   Burlington Resources Inc.                775,425
   11,300   Devon Energy Corporation                 468,244
   18,594   Kerr-McGee Co.                         1,023,832
   13,000   Murphy Oil Corp.                         702,812
   19,400   Noble Affiliates                         562,600
   48,400   Union Pacific Resources
            Group                                    777,425
------------------------------------------------------------
Total Oil & Gas (Exploration/Prod.)                5,811,250

Oil (Domestic Integrated) 4.1%
------------------------------
   21,600   Unocal Corp.                             800,550
------------------------------------------------------------
Total Oil (Domestic Integrated)                      800,550

Total Common Stocks
            (Cost $19,911,878)                  $ 18,489,243
------------------------------------------------------------
Short-Term Commercial Notes 3.9%
------------------------------------------------------------
 $222,122   General Mills Demand Note
            4.98%            3/3/00                  222,122
------------------------------------------------------------
  459,253   Sara Lee Demand Note
            4.98%           4/26/00                  459,253
------------------------------------------------------------
   68,432   Wisconsin Electric Demand Note
            5.02%            4/4/00                   68,432
------------------------------------------------------------
Total Short-Term Commercial Notes
            (Cost $749,807)                          749,807
------------------------------------------------------------
Total Investments 100.0%
            (Cost $20,661,685)                    19,239,050
------------------------------------------------------------
Liabilities less other Assets                         (9,365)
------------------------------------------------------------
Net Assets 100.0%                               $ 19,229,685


The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

Financial Services
------------------

Performance
-----------

The ICON Financial Services Fund (the "Fund") opened on July 1, 1997. For the one year ended September 30, 1999, the Fund appreciated 10.05%. The performance for the S&P SuperComposite 1500 Index was 27.32% over that same period. Since its inception, the Fund has returned 3.57%. Over that same period, the S&P SuperComposite 1500 Index has returned 46.07%.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Financial Services Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, is up approximately 30% from one year ago. At that time, in early October of 1998, market pessimism was high. Many stocks had just experienced a correction of approximately 20%, and investors were concerned. Reasons for investor pessimism included the Asian crisis and excessive equity valuation. As is typically the case when investors are fearful of a market drop, stocks were able to "climb the wall of worry" and post excellent results over the next twelve months.

The gains in the market over the last twelve months have not been without volatility and changes in leadership. In general, large cap stocks have outperformed smaller and mid cap stocks in a volatile market environment. Market leadership has fluctuated over short time periods. From start to finish over the last year, the market has been led by large cap technology stocks, which have appreciated substantially but have been subject to significant short term declines.

Financial Services stocks have struggled over the past year. Since these stocks are highly sensitive to changes in interest rates, they have performed poorly over the last twelve months as interest rates have increased. The yield on the 30-year government bond has increased from less than 5.0% to greater than 6.0% in just 12 months. Given the significant rate increase and the fact that many Financial Services stocks look overvalued to the Advisor, it is no surprise that these stocks have posted disappointing performance in the last twelve months. The Advisor continues to look for the best industry opportunities within the sector.

Industry Highlights
-------------------

The Fund has maintained many of its industry holdings over the duration of the last twelve months. The one exception is the Insurance (Multi-Line) industry, which was sold in late 1998 as it no longer met the standards of the Advisor's quantitative system.

The largest industry holding in the Fund is Consumer Finance. Stocks in this industry include Household International, MBNA and Capital One Financial. Consumer Finance companies compete in a variety of markets, including credit cards, consumer loans, and various other financial services. Although rising interest rates have had a negative impact on these stocks, consumer demand for credit cards and other sources of money remain strong. Valuations in the industry remain favorable.

The second largest industry holding is Financial (Diversified). Financial (Diversified) stocks held in the Fund include such household names as American Express, Freddie Mac and Citigroup. Companies competing in this industry typically have very large market capitalizations. American Express, for example, has a market capitalization in excess of $60 billion. Its diverse product line includes travel-related functions, financial advisory services and international banking. Large capitalization stocks continue to be favored by investors in the current market environment.

Current Outlook
---------------

The Advisor sees select opportunities within the Fund. Rising interest rates and overvaluations of stocks in the Financial sector have made it difficult for investors to make money in this area. This is a significant change from the last several years, which continually witnessed Financial Services stocks leading the bull market. Based on their current valuation and price momentum characteristics, Financial Services stocks are not poised for the types of gains they have made the last several years. However, should interest rates fall, the Fund could perform very well.

Financial Services
------------------

Portfolio Profile                             September 30, 1999
-----------------                             ------------------
Equities                                      95.3%
Top 10 Equity Holdings (% of Net Assets)      55.8%
Number of Stocks                                24
Cash & Cash Equivalents                        4.7%
----------------------------------------------------------------

Top 10 Equity Holdings                        September 30, 1999
----------------------                        ------------------
Household International Inc.                   6.7%
Morgan (J.P.) & Co. Inc.                       6.2%
MBNA Corp.                                     6.1%
Chase Manhattan Corp.                          5.6%
Capital One Financial Corp.                    5.5%
American Express Company                       5.4%
Countrywide Credit Ind. Inc.                   5.3%
Providian Financial Corp.                      5.0%
Cash America Intl.                             5.0%
Citigroup Inc.                                 5.0%
----------------------------------------------------------------

Top Industries                                September 30, 1999
--------------                                ------------------
Consumer Finance                              33.7%
Financial (Diversified)                       24.8%
Banks & Bank Holding Companies                19.8%
Insurance (Property/Casualty)                 17.0%
----------------------------------------------------------------

                             Performance Overview *
                             ----------------------

[GRAPHIC OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

     The returns for the ICON Financial Services Fund are since the inception of the Fund through the dates shown and for the one year period ended September 30, 1999. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

     The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself. Last year we used the Lipper Financial Services Fund Index. It has been changed to a more broad-based index.

Financial Services
------------------

          Schedule of Investments September 30, 1999
          ------------------------------------------


Shares or Principal Amount                          Market Value
--------------------------                          ------------
Common Stocks 95.3%
-------------------
Financial (Diversified) 24.8%
-----------------------------
   2,200    American Express Company                $    296,175
   3,200    American General Corp.                       202,200
   6,225    Citigroup Inc.                               273,900
   3,600    Freddie Mac                                  187,200
   3,000    Fannie Mae                                   188,062
   2,400    Morgan Stanley
            Dean Witter & Co.                            214,050
----------------------------------------------------------------
Total Financial (Diversified)                          1,361,587

Banks & Bank Holding Companies 19.8%
------------------------------------
   3,929    BankAmerica Corp.                            218,796
   4,100    Chase Manhattan Corp.                        309,037
   6,100    First Union Corp.                            216,931
   3,000    Morgan (J.P.) & Co. Inc.                     342,750
----------------------------------------------------------------
Total Banks & Bank Holding
Companies                                              1,087,514

Consumer Finance 33.7%
----------------------
   7,800    Capital One Financial Corp.                  304,200
  29,200    Cash America Intl.                           275,575
   9,000    Countrywide Credit Ind. Inc.                 290,250
   9,100    Household International Inc.                 365,138
  14,750    MBNA Corp.                                   336,484
   3,500    Providian Financial Corp.                    277,156
----------------------------------------------------------------
Total Consumer Finance                                 1,848,803

Insurance (Property/Casualty) 17.0%
-----------------------------------
   4,300    Allstate Corp.                          $    107,231
   4,300    American Financial Grp., Inc.                120,669
       2    Berkshire Hathaway
            Inc. Class A(a)                              110,000
   2,200    Chubb Corp.                                  109,588
   4,000    Cincinnati Financial Corp.                   150,125
   1,000    Progressive Corp.                             81,688
   4,000    Safeco Corp.                                 112,000
   5,160    St Paul Cos.                                 141,900
----------------------------------------------------------------
Total Insurance (Property/Casualty)                      933,201

Total Common Stocks
            (Cost $5,989,978)                          5,231,105
----------------------------------------------------------------
Short-Term Commercial Notes 4.7%
----------------------------------------------------------------
$110,638    Wisconsin Electric Demand Note
            5.02%               4/4/00                   110,638
----------------------------------------------------------------
 146,768    Warner Lambert Demand Note
            5.02%              2/26/00                   146,768
----------------------------------------------------------------
     950    Sara Lee Demand Note
            4.98%              4/26/00                       950
----------------------------------------------------------------
Total Short-Term Commercial Notes
            (Cost $258,356)                              258,356
----------------------------------------------------------------
Total Investments 100.0%
            (Cost $6,248,334)                          5,489,461
----------------------------------------------------------------
Liabilities less other Assets                             (6,241)
----------------------------------------------------------------
Net Assets 100.0%                                   $  5,483,220


The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

Healthcare
----------

Performance
-----------

The ICON Healthcare Fund (the "Fund") opened on February 24, 1997. For the one year ended September 30, 1999, the Fund depreciated 5.34%. The performance for the S&P SuperComposite 1500 Index was 27.32% over that same period. Since its inception, the Fund has returned 15.71%. Over that same period, the S&P SuperComposite 1500 Index has returned 61.47%.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Healthcare Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, is up approximately 30% from one year ago. At that time, in early October of 1998, market pessimism was high. Many stocks had just experienced a correction of approximately 20%, and investors were concerned. Reasons for investor pessimism included the Asian crisis and excessive equity valuation. As is typically the case when investors are fearful of a market drop, stocks were able to "climb the wall of worry" and post excellent results over the next twelve months.

The gains in the market over the last twelve months have not been without volatility and changes in leadership. In general, large cap stocks have outperformed smaller and mid cap stocks in a volatile market environment. Market leadership has fluctuated over short time periods. From start to finish over the last year, the market has been led by large cap technology stocks, which have appreciated substantially but have been subject to significant short term declines.

Many Healthcare stocks have also been market leaders over this extended bull market. The returns in Healthcare stocks over the last twelve months were disappointing to investors who had come to expect 20% annual gains. Stocks in the Drugs/Pharmaceutical industry have long been favorites of Wall Street. Some investors have started to question their high valuations, as many of these stocks have posted high price/earnings ratios. Supporters of these stocks have argued that investors are still willing to a pay a premium for high quality growth stocks, and thus justify continued purchases of such high multiple stocks. The Advisor believes that opportunities do exist in this sector, but not in the large capitalization growth stocks that have received the most investor attention.

Industry Highlights
-------------------

The Fund has seen considerable activity in the last twelve months. One new industry position has been added and two have been sold. Two industries sold during the last twelve months were the Diversified and Drugs/Pharmaceuticals positions. These industries appreciated substantially after being purchased and were sold when they no longer fit the Advisor's quantitative investment strategy. The Advisor measured both industries to be overvalued when they were sold. The new industry added to the Fund was Healthcare (Drugs), which offers good growth potential without excessive valuations.

The largest industry holding in the Fund is Healthcare (Drugs). Stocks in this industry include Alpharma, Mylan Labs and Medimmune. These companies offer very attractive growth potential at a reasonable price. Although these stocks have posted disappointing short term results, the Advisor is still bullish on the prospects in this industry.

The second largest industry holding is Managed Care. Managed Care stocks held in the Fund include Aetna, United Healthcare and Express Scripts. Managed care companies are playing an increasingly large role in the Healthcare sector of our economy. The industry was performing well until the recent quarter, when a few of the large capitalization stocks in the industry stumbled. The Advisor is still optimistic on the prospects for the industry.

Current Outlook
---------------

The Advisor sees many attractive industry opportunities within the Fund; however, the Advisor has not focused on the same stocks that most Healthcare Funds own. The Advisor has recently avoided the large capitalization Drugs/Pharmaceutical and Diversified industries because of their sky-high valuations. The Advisor has instead focused on industries offering good growth prospects at reasonable prices.

Healthcare
----------

Portfolio Profile                       September 30, 1999
-----------------                       ------------------
Equities                                95.9%
Top 10 Equity Holdings (% of Assets)    47.8%
Number of Stocks                          28
Cash & Cash Equivalents                  4.2%
----------------------------------------------------------

Top 10 Equity Holdings                  September 30, 1999
----------------------                  ------------------
Medimmune                                5.6%
First Health Group Corp.                 5.5%
Jones Pharma Inc.                        5.3%
Alpharma Inc. Class A                    5.1%
Guidant Corp.                            5.0%
Express Scripts Inc. Class A             4.7%
Barr Laboratories Inc.                   4.3%
Medtronic Inc.                           4.2%
United Healthcare Corp.                  4.1%
Manor Care Inc.                          4.0%
----------------------------------------------------------

Top Industries                           September 30, 199
--------------                           -----------------
Healthcare (Drugs)                       32.0%
Managed Care                             29.3%
Medical Products/Supplies                26.8%
Healthcare (Long Term Care)               7.8%
----------------------------------------------------------

                             Performance Overview *
                             ----------------------

[GRAPHIC OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

     The returns for the ICON Healthcare Fund are since the inception of the Fund through the dates shown and for the one year period ended September 30, 1999. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

     The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself. Last year we used the Lipper Health/Biotechnology Funds Index. It has been changed to a more broad-based index.

Healthcare
----------

          Schedule of Investments September 30, 1999
          ------------------------------------------

Shares or Principal Amount                          Market Value
--------------------------                          ------------
Common Stocks 95.9%
-------------------
Healthcare (Long Term Care) 7.8%
--------------------------------
   214,700  Beverly Enterprises Inc.(a)             $    912,475
    57,300   Manor Care Inc.(a)                          984,844
----------------------------------------------------------------
Total Healthcare (Long Term Care)                      1,897,319

Managed Care 29.3%
------------------
    11,900   Aetna Life and Casualty Co.                 586,075
    54,000   Coventry HealthCare Inc.(a)                 513,000
    14,900   Express Scripts Inc. Class A(a)           1,165,925
    60,400   First Health Group Corp.(a)               1,355,225
    82,600   Foundation Health System
             Class A(a)                                  779,538
    48,800   Humana Inc.(a)                              335,500
    51,200   Oxford Health Plans(a)                      640,000
    13,150   Pacificare Health Systems(a)                568,737
    56,600   Phycor, Inc.(a)                             247,625
    20,750   United Healthcare Corp.                   1,010,266
----------------------------------------------------------------
Total Managed Care                                     7,201,891

Healthcare (Drugs) 32.0%
------------------------
    35,800   Alpharma Inc. Class A                     1,264,187
    33,000   Barr Laboratories Inc.(a)                 1,047,750
    42,100   ICN Pharmaceuticals Inc.                    723,594
    39,450   Jones Pharma Inc.                         1,300,617
    13,800   Medimmune(a)                              1,375,254
    39,000   Mylan Laboratories                          716,625
    10,700   Sepracor(a)                                 807,850
    20,500   Watson Pharmaceuticals Inc.(a)              626,533
----------------------------------------------------------------
Total Healthcare (Drugs)                               7,862,410

Medical Products/Supplies 26.8%
-------------------------------
    12,000   Bausch & Lomb Inc.                     $    791,250
    14,200   Baxter International Inc.                   855,550
    23,500   Becton Dickinson Co.                        659,469
    24,900   Biomet Inc.                                 655,181
    23,800   Boston Scientific Corp.(a)                  587,562
    22,800   Guidant Corp.                             1,222,650
    28,800   Medtronic, Inc.                           1,022,400
    15,500   Stryker Corp.                               792,438
----------------------------------------------------------------
Total Medical Products/Supplies                        6,586,500

Shares or Principal Amount                          Market Value
--------------------------                          ------------
Common Stocks - Continued
-------------------------

Total Common Stocks
             (Cost $26,257,498)                       23,548,120
----------------------------------------------------------------
Short-Term Commercial Notes 4.2%
----------------------------------------------------------------
  $446,820   General Mills Demand Note
             4.98%             3/3/00                    446,820
----------------------------------------------------------------
   294,657   Warner Lambert Demand Note
             5.02%            2/26/00                    294,657
----------------------------------------------------------------
   283,636   Pitney Bowes Demand Note
             4.98%            2/04/00                    283,636
----------------------------------------------------------------
    11,292   Wisconsin Electric Demand Note
             5.02%             4/4/00                     11,292
----------------------------------------------------------------
Total Short-Term Commercial Notes
             (Cost $1,036,405)                         1,036,405
----------------------------------------------------------------
Total Investments 100.1%
             (Cost $27,293,903)                       24,584,525
----------------------------------------------------------------
Liabilities less other Assets (0.1%)                     (34,916)
----------------------------------------------------------------
Net Assets 100.0%                                   $ 24,549,609

The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

Leisure
-------

Performance
-----------

The ICON Leisure Fund (the "Fund") opened on May 9, 1997. For the one year ended September 30, 1999, the Fund appreciated 14.76%. The performance for the S&P SuperComposite 1500 Index was 27.32% over that same period. Since its inception, the Fund has returned 35.70%. Over that same period, the S&P SuperComposite 1500 Index has returned 58.34%.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Leisure Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, is up approximately 30% from one year ago. At that time, in early October of 1998, market pessimism was high. Many stocks had just experienced a correction of approximately 20%, and investors were concerned. Reasons for investor pessimism included the Asian crisis and excessive equity valuation. As is typically the case when investors are fearful of a market drop, stocks were able to "climb the wall of worry" and post excellent results over the next twelve months.

The gains in the market over the last twelve months have not been without volatility and changes in leadership. In general, large cap stocks have outperformed smaller and mid cap stocks in a volatile market environment. Market leadership has fluctuated over short time periods. From start to finish over the last year, the market has been led by large cap technology stocks, which have appreciated substantially but have been subject to significant short-term declines.

The improving economies abroad and the continued strength in the U.S. economy have strengthened the demand for the products of many Leisure companies. These stocks have performed well as the consumer continues to spend discretionary income on Leisure-related activities. The long term economic expansion and stock market appreciation have made many Leisure activities seemingly affordable to all.


Industry Highlights
-------------------

The Fund has seen considerable activity in the last twelve months. New industry positions have been added and old ones sold. Based on the Advisor's quantitative system which includes both valuation and price momentum, stocks in the Broadcasting industry were sold during the last year. These stocks, including TCI (since taken over by AT&T) and Comcast, were sold for significant gains. New industries added to the Fund were Lodging-Hotels and Leisure Time Products.

The largest industry holding in the Fund is Gaming (Lottery & Parimutuel). The Fund's four Gaming holdings are Harrah's, Int'l Game Technology, Mandalay Resort Group (formerly Circus Circus), and Mirage Resorts. The strong domestic economy and improvements in the Asian economies have improved the bottom line of many Gaming companies. They continue to build new projects and focus their advertising on attracting families. This success has translated into recovering share prices for many of the Gaming stocks that have trailed the market for the last few years.

The second largest industry holding is Restaurants. Prominent Restaurant stocks held in the Fund include McDonalds, Starbucks, and Tricon Global Restaurants. McDonalds has bounced back after being declared dead by many Restaurant analysts, as its share price is up nearly 50% over the last twelve months. Restaurant stocks have remained a key long term holding since the inception of the Fund.

Current Outlook
---------------

The Advisor sees many attractive industry opportunities within the Fund. The Fund is currently positioned in six different industries, all of which have favorable valuation and price momentum characteristics. The Leisure sector offers ample opportunity for diversification as many Leisure industries operate in very different markets. The Fund also holds both cyclical and non-cyclical stocks. This diversification should reduce the volatility relative to other highly concentrated leisure funds.

Leisure
-------

Portfolio Profile                          September 30, 1999
-----------------                          ------------------
Equities                                   97.5%
Top 10 Equity Holdings (% of Net Assets)   58.8%
Number of Stocks                             27
Cash & Cash Equivalents                     2.5%
-------------------------------------------------------------

Top 10 Equity Holdings                     September 30, 1999
----------------------                     ------------------
Harrah's Entertainment, Inc.                8.3%
Mandalay Resort Group                       7.2%
UST Inc.                                    6.3%
Int'l Game Technology                       6.3%
Marriott Int'l Class A                      5.9%
Philip Morris Co. Inc.                      5.4%
McDonalds Corp.                             5.3%
Promus Hotel Corp.                          5.0%
Mirage Resorts Inc.                         4.8%
Prime Hospitality Corp.                     4.3%
-------------------------------------------------------------

Top Industries                             September 30, 1999
--------------                             ------------------
Gaming (Lottery & Parimutuel)              26.7%
Restaurants                                25.3%
Tobacco                                    17.1%
Lodging-Hotels                             17.0%
Leisure Time Products                      11.5%
-------------------------------------------------------------

                             Performance Overview *
                             ----------------------

[GRAPHIC OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

     The returns for the ICON Leisure Fund are since the inception of the Fund through the dates shown and for the one year period ended September 30, 1999. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

     The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself. Last year we used the S&P Entertainment/Leisure Composite Index. It has been changed to a more broad-based index.

Leisure
-------

         Schedule of Investments September 30, 1999
         ------------------------------------------

Shares or Principal Amount                       Market Value
--------------------------                       ------------
Common Stocks 97.5%
-------------------
Tobacco 13.7%
-------------
    49,600   Philip Morris Cos. Inc.                1,695,700
    66,300   UST Inc.                               2,001,431
    23,666   RJ Reynolds Tobacco
             Holdings                                 638,982
-------------------------------------------------------------
Total Tobacco                                       4,336,113

Lodging-Hotels 17.0%
--------------------
    59,200   Hilton Hotels Corp.                      584,600
    57,100   Marriott Int'l Class A                 1,866,456
   168,800   Prime Hospitality Corp.(a)             1,350,400
    48,200   Promus Hotel Corp.(a)                  1,569,513
-------------------------------------------------------------
Total Lodging-Hotels                                5,370,969

Leisure Time Products 11.5%
---------------------------
    33,500   Brunswick Corp.                          833,312
    40,100   Callaway Golf Co.                        488,719
    13,400   Harley Davidson                          670,837
    23,000   Hasbro Inc.                              493,063
    31,000   Mattel                                   589,000
    16,000   Polaris Industries Inc.                  554,000
-------------------------------------------------------------
Total Leisure Time Products                         3,628,931

Foods 3.3%
----------
    71,000   Nabisco Group Holdings                 1,065,000
-------------------------------------------------------------
Total Foods                                         1,065,000

Restaurants 25.3%
-----------------
   198,100   Boston Chicken Inc.(a)              $     57,647
    30,700   Brinker International Inc.(a)            832,738
    22,143   CKE Restaurants Inc.                     160,537
    61,300   Darden Restaurants Inc.                1,199,181
    38,600   McDonalds Corp.                        1,659,800
    36,900   Outback Steakhouse Inc.(a)               939,797
    47,200   Starbucks Corp.(a)                     1,169,675
    24,600   Tricon Global Restaurants(a)           1,007,062
    36,000   Wendy's International Inc.               949,500
-------------------------------------------------------------
Total Restaurants                                   7,975,937

Gaming (Lottery & Parimutuel) 26.7%
-----------------------------------
    94,300   Harrah's Entertainment Inc.(a)         2,616,825
   111,000   Int'l Game Technology                  1,998,000
   115,600   Mandalay Resort Group                  2,283,100
   108,000   Mirage Resorts Inc.(a)                 1,518,751
-------------------------------------------------------------
Total Gaming (Lottery & Parimutuel)                 8,416,676

Shares or Principal Amount                       Market Value
--------------------------                       ------------
Common Stocks - Continued
-------------------------

Total Common Stocks
             (Cost $31,635,718)                    30,793,626
-------------------------------------------------------------
Short Term Commercial Notes 2.5%
-------------------------------------------------------------
  $475,537   General Mills Demand Note
             4.98%            3/3/00                  475,537
-------------------------------------------------------------
    74,100   Warner Lambert Demand Note
             5.02%           2/26/00                   74,100
-------------------------------------------------------------
   227,905   American Family Demand Note
             5.02%           3/21/00                  227,905
-------------------------------------------------------------
Total Short Term Commercial Notes
             (Cost $777,542)                          777,542
-------------------------------------------------------------
Total Investments 100.0%
             (Cost $32,413,260)                    31,571,168
-------------------------------------------------------------
Liabilities less other Assets                         (11,686)
-------------------------------------------------------------
Net Assets 100.0%                                $ 31,559,482


The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

Technology
----------

Performance
-----------

The ICON Technology Fund (the "Fund") opened on February 19, 1997. For the one year ended September 30, 1999, the Fund appreciated 119.53%. The performance for the S&P SuperComposite 1500 Index was 27.32% over that same period. Since its inception, the Fund has returned 110.06%. Over that same period, the S&P SuperComposite 1500 Index has returned 60.88%.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Technology Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, is up approximately 30% from one year ago. At that time, in early October of 1998, market pessimism was high. Many stocks had just experienced a correction of approximately 20%, and investors were concerned. Reasons for investor pessimism included the Asian crisis and excessive equity valuation. As is typically the case when investors are fearful of a market drop, stocks were able to "climb the wall of worry" and post excellent results over the next twelve months.

The gains in the market over the last twelve months have not been without volatility and changes in leadership. In general, large cap stocks have outperformed smaller and mid cap stocks in a volatile market environment. Market leadership has fluctuated over short time periods. From start to finish over the last year, the market has been led by large cap technology stocks, which have appreciated substantially but have been subject to significant short term declines.

The improving economies abroad and the continued strength in the U.S. economy have strengthened the demand for the products of many technology companies. This sector has outperformed the broad market significantly over the last twelve months.

Industry Highlights
-------------------

The Fund has seen considerable activity in the last twelve months. New industry positions have been added, and old ones sold. Based on the Advisor's quantitative system, which includes both valuation and price momentum, stocks in the Computers (Networking) and Computers (Hardware) industries were sold during the last year. New industries added to the Fund were Electronics (Component Dist.) and Electronics (Instruments).

One of the largest industry holdings in the Fund is Communications Equipment. Stocks in this industry include Lucent, Motorola, Nortel Networks, Qualcomm and Scientific-Atlanta. These stocks have posted solid gains over the last twelve months as telecommunication service providers have spent heavily to upgrade their facilities.

Another large industry holding is Electronics (Semiconductors). Semiconductor stocks held in the Fund include Intel, Texas Instruments, Micron Technology and Linear Technology. Semiconductor companies have profited from the global economic strength over the past 12 months. In addition, U.S. businesses and retail consumers continue to spend heavily on computers and other devices that use semiconductors.

Current Outlook
---------------

The Advisor sees many attractive industry opportunities within the Technology sector. Technology-related industries can be subject to significant volatility as investor enthusiasm waxes and wanes, but the long term outlook for companies in the sector is positive. The Fund is currently positioned in four different industries. It does not include many of the large cap stocks that dominate the sector, such as Microsoft, Cisco, IBM and EMC. Instead, the Fund contains more small and mid cap companies. The diversification of the current positioning should help to mitigate wild price swings that are characteristic of technology-related industries.

Technology
----------

Portfolio Profile                        September 30, 1999
-----------------                        ------------------
Equities                                 94.5%
Top 10 Equity Holdings (% of Assets)     45.7%
Number of Stocks                           28
Cash & Cash Equivalents                   5.7%
-----------------------------------------------------------

Top 10 Equity Holdings                   September 30, 1999
----------------------                   ------------------
Arrow Electronics                         6.2%
Avnet Inc.                                6.0%
Grainger WW Inc.                          5.6%
Qualcomm Inc.                             4.7%
Nortel Networks Corp.                     4.6%
Scientific-Atlanta Inc.                   4.1%
Lucent Technologies                       3.8%
ADC Telecommunications Inc.               3.6%
Tellabs Inc.                              3.6%
Texas Instruments                         3.5%
-----------------------------------------------------------

Top Industries                           September 30, 1999
--------------                           ------------------
Electronics (Semiconductors)             32.2%
Communications Equipment                 27.5%
Electronics (Component Dist.)            17.8%
Electronics (Instruments)                17.0%
-----------------------------------------------------------

                             Performance Overview *
                             ----------------------

[GRAPHIC OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

     The returns for the ICON Technology Fund are since the inception of the Fund through the dates shown and for the one year period ended September 30, 1999. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

     The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself. Last year we used the Lipper Science & Technology Funds Index. It has been changed to a more broad-based index.

Technology
----------

          Schedule of Investments September 30, 1999
          ------------------------------------------

Shares or Principal Amount                         Market Value
--------------------------                         ------------
Common Stocks 94.5%
-------------------
Communications Equipment 27.5%
------------------------------
    47,600   ADC Telecommunications
             Inc.(a)                               $  1,996,225
    32,515   Lucent Technologies                      2,109,411
    19,900   Motorola Inc.                            1,751,200
    50,240   Nortel Networks Corp.                    2,562,240
    13,600   Qualcomm Inc.(a)                         2,572,950
    45,250   Scientific-Atlanta Inc.                  2,242,703
    34,400   Tellabs Inc.(a)                          1,958,650
---------------------------------------------------------------
Total Communications Equipment                       15,193,379

Electronics (Instruments) 17.0%
-------------------------------
    29,100   Alpha Industries Inc.(a)                 1,641,422
    37,300   Analogic Corp.(a)                        1,177,281
    65,100   Coherent Inc.(a)                         1,452,544
    35,700   EG&Ga                                    1,421,306
    50,900   Methode Electronics Class A                960,738
    19,800   PE Corp.-PE Biosystems
             Group                                    1,430,550
    38,600   Tektronix Inc.                           1,293,100
---------------------------------------------------------------
Total Electronics (Instruments)                       9,376,941

Electronics (Component Dist.) 17.8%
-----------------------------------
   195,200   Arrow Electronics Inc.(a)                3,440,400
    78,100   Avnet Inc.                               3,280,200
    63,800   Grainger WW Inc.                         3,066,388
---------------------------------------------------------------
Total Electronics (Component Dist.)                   9,786,988

Electronics (Semiconductors) 32.2%
----------------------------------
    44,400   Advanced Micro Devices(a)             $    763,125
    43,300   Altera Corp.(a)                          1,878,137
    37,000   Analog Devices(a)                        1,896,250
    25,400   Intel Corp.                              1,887,537
    25,200   Linear Technology Corp.                  1,481,288
    32,800   LSI Logic Corp.(a)                       1,689,200
    26,100   Maxim Integrated Products(a)             1,646,747
    26,500   Micron Technology Inc.(a)                1,763,906
    31,400   National Semiconductor
             Corp.(a)                                   957,700
    23,400   Texas Instruments                        1,924,650
    28,200   Xilinx Inc.(a)                           1,847,982
---------------------------------------------------------------
Total Electronic Semiconductors                      17,736,522

          Schedule of Investments September 30, 1999
          ------------------------------------------

Shares or Principal Amount                         Market Value
--------------------------                         ------------
Common Stocks - Continued
-------------------------
Total Common Stocks
             (Cost $33,767,069)                      52,093,830
---------------------------------------------------------------
Short-Term Commercial Notes 5.7%
---------------------------------------------------------------
  $972,257   General Mills Demand Note
             4.98%             3/3/00                   972,257
---------------------------------------------------------------
   625,024   Warner Lambert Demand Note
             5.02%            2/26/00                   625,024
---------------------------------------------------------------
 1,125,444   Wisconsin Electric Demand Note
             5.02%             4/4/00                 1,125,444
---------------------------------------------------------------
   406,015   Pitney Bowes Demand Note
             4.98%             2/4/00                   406,015
---------------------------------------------------------------
Total Short-Term Commercial Notes
             (Cost $3,128,740)                        3,128,740
---------------------------------------------------------------
Total Investments 100.2%
             (Cost $36,895,809)                      55,222,570
---------------------------------------------------------------
Liabilities less other Assets (0.2%)                    (96,951)
---------------------------------------------------------------
Net Assets 100.0%                                  $ 55,125,619


The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

Telecommunication and Utilities
-------------------------------

Performance
-----------

The ICON Telecommunication and Utilities Fund (the "Fund") opened on July 9, 1997. For the one year ended September 30, 1999, the Fund appreciated 15.25%. The performance for the S&P SuperComposite 1500 Index was up 27.32% over that same period. Since its inception, the Fund has returned 64.02%. Over that same period, the S&P SuperComposite 1500 Index has returned 43.38%.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the Index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Telecommunication and Utilities Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, is up approximately 30% from one year ago. At that time, in early October of 1998, market pessimism was high. Many stocks had just experienced a correction of approximately 20%, and investors were concerned. Reasons for investor pessimism included the Asian crisis and excessive equity valuation. As is typically the case when investors are fearful of a market drop, stocks were able to "climb the wall of worry" and post excellent results over the next twelve months.

The gains in the market over the last twelve months have not been without volatility and changes in leadership. In general, large cap stocks have outperformed smaller and mid cap stocks in a volatile market environment. Market leadership has fluctuated over short time periods. From start to finish over the last year, the market has been led by large cap technology stocks, which have appreciated substantially but have been subject to significant short term declines.

This sector has been under-performing the general market in the past year primarily due to rising interest rates. Stocks in electric utility and telephone industries are interest rate sensitive. The rise in interest rates in the past year has impacted these stocks negatively.

Industry Highlights
-------------------

The Fund has seen limited activity in the last twelve months. Based on the Advisor's quantitative system, which includes both valuation and price momentum, stocks in the Cellular/Wireless Telecommunications industry were sold during the last year. The Fund continues to hold the Telephone Services and Electric Companies industries.

Some of the largest holdings in the Telephone Services industry include Ameritech Corp, Bell Atlantic, BellSouth, GTE and Global Crossing. These stocks have posted solid gains over the last twelve months as the companies posted healthy earnings growth. Moreover, consolidation continues in the Telephone Services industry and in related telecommunications industries, spurred in part by the Telecommunication Act of 1996.

Another large industry holding is Electric Companies. The stocks held in the Fund include American Electric Power, Carolina Power, Cinergy Corp, Consolidated Edison, Dominion Resources, Duke Power, Edison International and Entergy Corp. These stocks have been under pressure because of the rise in interest rates. However, the healthy dividends that these companies pay out should help to support stock prices in the future.

Current Outlook
---------------

The Advisor sees some attractive industry opportunities within the Fund. Business and consumer spending on telecommunications services and products should continue apace. The Electric Utility industry might remain under pressure if interest rates continue to rise. However, utility stocks do also tend to act as defensive investments in the market downturns as they provide a steady stream of dividends.

Telecommunication and Utilities
-------------------------------

Portfolio Profile                             September 30, 1999
-----------------                             ------------------
Equities                                      98.2%
Top 10 Equity Holdings (% of Net Assets)      50.8%
Number of Stocks                                26
Cash & Cash Equivalents                        1.8%
----------------------------------------------------------------

Top 10 Equity Holdings                        September 30, 1999
----------------------                        ------------------
Telephone & Data                               6.5%
GTE Corp.                                      5.8%
Bell Atlantic                                  5.6%
Ameritech, Corp.                               5.5%
US West Inc.                                   5.3%
Alltel Corp.                                   5.0%
BellSouth Corp.                                4.9%
Global Crossing Ltd.                           4.6%
SBC Communications Inc.                        3.9%
Dominion Resources Inc.                        3.7%
----------------------------------------------------------------

Top Industries                                September 30, 1999
--------------                                ------------------
Electric Companies                            49.6%
Telephone Services                            48.6%
----------------------------------------------------------------

                             Performance Overview *
                             ----------------------

[GRAPHIC OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

     The returns for the ICON Telecommunication and Utilities Fund are since the inception of the Fund through the dates shown and for the one year period ended September 30, 1999. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

     The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself. Last year we used the Lipper Utilities Funds Index. It has been changed to a more broad-based index.

Telecommunication and Utilities
-------------------------------

          Schedule of Investments September 30, 1999
          ------------------------------------------


Shares or Principal                         Amount Market Value
-------------------                         -------------------
Common Stocks 98.2%
-------------------
Telephone Services 48.6%
------------------------
    5,062    Alltell Corp.                         $    356,238
    5,800    Ameritech Corp.                            389,688
    5,970    Bell Alantic                               401,856
    7,700    BellSouth Corp.                            346,500
    2,825    CenturyTel Inc.                            114,766
   12,300    Global Crossing, Ltd(a)                    325,950
    5,400    GTE Corp.                                  415,125
    5,500    SBC Communications Inc.                    280,844
    5,200    Telephone & Data                           461,825
    6,600    U S West Inc.                              376,613
---------------------------------------------------------------
Total Telephone Services                              3,469,405

Electric Companies 49.6%
------------------------
    5,600    American Electric Power
             Co., Inc.                                  191,100
    6,000    Carolina Power & Light                     212,250
    7,900    Cinergy Corp.                              223,669
    5,600    Consolidated Edison Inc.                   232,400
    5,900    Dominion Resources Inc.                    266,237
    4,600    Duke Power                                 253,575
    9,700    Edison International                       235,831
    7,600    Entergy Corp.                              219,925
    4,600    FPL Group Inc.                             231,725
    8,100    Pacific Gas & Electric Corp.               209,587
   12,300    Pacificorp                                 247,537
    5,900    Peco Energy Co.                            221,250
    5,900    Public Service Enterprises                 227,888
    3,700    Reliant Energy Inc.                        100,131
    9,200    Southern Co.                               236,900
    6,100    Texas Utilities Co.                        227,606
---------------------------------------------------------------
Total Electric Companies                              3,537,611

Total Common Stocks 98.2%
             (Cost $6,390,056)                     $  7,007,016
---------------------------------------------------------------
Short-Term Commercial Notes 1.8%
---------------------------------------------------------------
  $14,073    General Mills Demand Note
             4.98%           3/3/00                $     14,073
---------------------------------------------------------------
   97,144    Wisconsin Electric Demand Note
             5.02%           4/4/00                      97,144
---------------------------------------------------------------
   16,992    Warner Lambert Demand Note
             5.02%          2/26/00                      16,992
---------------------------------------------------------------
Total Short-Term Commercial Notes
             (Cost $128,209)                            128,209
---------------------------------------------------------------
Total Investments 100.0%
             (Cost $6,518,265)                        7,135,225
---------------------------------------------------------------
Liabilities less other Assets                            (6,121)
---------------------------------------------------------------
Net Assets 100.0%                                  $  7,129,104


The accompanying notes are an integral part of the financial statements.

(a) non-income producing security.

Transportation
--------------

Performance
-----------

The ICON Transportation Fund (the "Fund") opened on May 9, 1997. For the one year ended September 30, 1999, the Fund appreciated 16.89%. The performance for the S&P SuperComposite 1500 Index was 27.32% over that same period. Since its inception, the Fund has returned 12.95%. Over that same period, the S&P SuperComposite 1500 Index has returned 58.34%.

The S&P SuperComposite 1500 Index is a capitalization weighted index. As such, the index generally benefits during periods in the stock market characterized by appreciating large capitalization stocks. Additionally, the benchmark is a diversified measure of the U.S. stock market and includes many more investment options than are available to the ICON Transportation Fund.

The U.S. stock market, as measured by the large capitalization S&P 500, is up approximately 30% from one year ago. At that time, in early October of 1998, market pessimism was high. Many stocks had just experienced a correction of approximately 20%, and investors were concerned. Reasons for investor pessimism included the Asian crisis and excessive equity valuation. As is typically the case when investors are fearful of a market drop, stocks were able to "climb the wall of worry" and post excellent results over the next twelve months.

The gains in the market over the last twelve months have not been without volatility and changes in leadership. In general, large cap stocks have outperformed smaller and mid cap stocks in a volatile market environment. Market leadership has fluctuated over short time periods. From start to finish over the last year, the market has been led by large cap technology stocks, which have appreciated substantially but have been subject to significant short term declines.

Transportation-related companies generally have not performed as well as the broader market due to rising oil prices. The price per barrel of oil has more than doubled during 1999. Higher oil costs translate into higher operating expenses for truckers, airlines and air freight companies.

Industry Highlights
-------------------

The Fund has seen limited activity in the last twelve months. Two new industry positions were added, and no positions were sold. Based on the Advisor's quantitative system, which includes both valuation and price momentum, stocks in the Air Freight and Trucks & Parts industries were added to the Fund.

One of the largest industry holdings in the Fund is Truckers. Stocks in this industry include Werner Enterprises, US Freightways, Landstar System Inc. and M S Carriers. These stocks have posted modest gains over the last twelve months. Strong demand for shipping has been offset somewhat by rising oil prices and a tight labor market. Compared to the beginning of the decade, the trucking industry is significantly more efficient and competitive. Even in the face of difficult operating conditions, companies have continued to produce solid results.

Another large industry holding is Railroads. Stocks held include Burlington Northern, CSX, GATX, Union Pacific and Kansas City Southern. The wave of consolidation within the industry appears to be coming to an end. Companies are now focusing on streamlining operations and cutting costs. The well-publicized bottlenecks of 1997 and 1998 are generally behind these firms.

Current Outlook
---------------

The Advisor sees many attractive industry opportunities within the Transportation sector. Transportation companies, which are generally mid and small cap firms, have not performed as well as the broader market for the past few years. This performance gap has created a number of compelling opportunities. The Fund is currently positioned in five different industries, which should help to mitigate volatility.

Transportation
--------------

Portfolio Profile                           September 30, 1999
-----------------                           ------------------
Equities                                    97.2%
Top 10 Equity Holdings (% of Net Assets)    38.9%
Number of Stocks                              32
Cash & Cash Equivalents                      2.9%
--------------------------------------------------------------

Top 10 Equity Holdings                      September 30, 1999
----------------------                      ------------------
Cummins Engine                               5.4%
Navistar International                       4.8%
Paccar Inc.                                  4.7%
Expeditors Int'l of Wash. Inc.               3.8%
US Freightways Corp.                         3.7%
FDX Corporation                              3.4%
CNF Transportation Inc.                      3.3%
Air Express                                  3.3%
CSX Corp.                                    3.3%
Airborne Freight Corp.                       3.2%
--------------------------------------------------------------

Top Industries                              September 30, 1999
--------------                              ------------------
Truckers                                    27.2%
Railroads                                   20.8%
Auto Parts & Equipment                      13.7%
Air Freight                                 17.0%
Trucks & Parts                              14.9%
--------------------------------------------------------------


                             Performance Overview *
                             ----------------------

[GRAPHIC OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

     The returns for the ICON Transportation Fund are since the inception of the Fund through the dates shown and for the one year period ended September 30, 1999. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

     The S&P SuperComposite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P SuperComposite 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself. Last year we used the S&P Transportation Index. It has been changed to a more broad-based index.

Transportation
--------------

           Schedule of Investments September 30, 1999
           ------------------------------------------

Shares or Principal                           Amount Market Value
-------------------                           -------------------
Common Stocks 97.2%
-------------------
Auto Parts & Equipment 17.3%
----------------------------
    22,800   Cooper Tire & Rubber Co.                $    401,850
    16,018   Dana Corp.                                   594,668
    21,500   Genuine Parts Co.                            571,094
    12,500   Goodyear Tire & Rubber                       601,563
    12,000   Modine Manufacturing Co.                     279,750
    16,800   Snap-On Tools Inc.                           546,000
    12,900   TRW Inc.                                     641,775
-----------------------------------------------------------------
Total Auto Parts & Equipment                            3,636,700

Truckers 27.2%
--------------
    36,800   American Freightways Corp.(a)                669,300
    32,200   Arnold Industries Inc.                       406,525
    42,000   Hunt (J.B.)                                  582,750
    19,400   Landstar System Inc.(a)                      674,150
    24,500   M S Carriers Inc.(a)                         588,000
    55,550   Rollins Truck Leasing                        562,444
    25,100   Ryder System                                 511,412
    16,600   U.S. Freightways Corp.                       786,425
    31,975   Werner Enterprises Inc.                      563,559
    22,000   Yellow Corp.(a)                              364,375
-----------------------------------------------------------------
Total Truckers                                          5,708,940

Air Freight 17.0%
-----------------
    30,900   Air Express                                  701,044
    31,900   Airborne Freight Corp.                       671,894
    18,700   CNF Transportation Inc.                      696,575
    24,800   Expeditors Int'l of Wash. Inc.               795,925
    18,300   FDX Corporation(a)                           709,125
-----------------------------------------------------------------
Total Air Freight                                       3,574,563

Trucks & Parts 14.9%
--------------------
    22,700   Cummins Engine                             1,130,744
    21,700   Navistar International(a)                  1,009,050
    19,500   Paccar Inc.                                  992,062
-----------------------------------------------------------------
Total Trucks & Parts                                    3,131,856

Railroads 20.8%
---------------
    22,100   Burlington Northern
             Santa Fe Corp.                          $    607,750
    16,500   CSX Corp.                                    699,188
    21,200   GATX Corp.                                   658,525
    12,700   Kansas City Southern Inds.                   589,756
    26,100   Norfolk Southern Corp.                       639,450
    13,200   Union Pacific Corp.                          634,425
    40,300   Wisconsin Central
             Transportation(a)                            551,606
-----------------------------------------------------------------
Total Railroads                                         4,380,700

           Schedule of Investments September 30, 1999
           ------------------------------------------

Shares or Principal                           Amount Market Value
-------------------                           -------------------
Common Stocks - Continued
-------------------------
Total Common Stocks
             (Cost $21,585,609)                        20,432,759
-----------------------------------------------------------------
Short-Term Commercial Notes 2.9%
-----------------------------------------------------------------
   $12,923   Wisconsin Electric Demand Note
             5.02%              4/4/00               $     12,923
-----------------------------------------------------------------
   154,330   Warner Lambert Demand Note
             5.02%             2/26/00                    154,330
-----------------------------------------------------------------
   441,750   American Family Demand Note
             5.02%             3/21/00                    441,750
-----------------------------------------------------------------
Total Short-Term Commercial Notes
             (Cost $609,003)                              609,003
-----------------------------------------------------------------
Total Investments 100.1%
             (Cost $22,194,612)                        21,041,762
-----------------------------------------------------------------
Liabilities less other Assets (0.1%)                      (37,431)
-----------------------------------------------------------------
Net Assets 100.0%                                    $ 21,004,331


The accompanying notes are an integral part of the financial statements.

(a) non-income producing security

Short-Term Fixed Income Fund
----------------------------

Performance
-----------

The ICON Short-Term Fixed Income Fund (the "Fund") opened on February 7, 1997. For the one year ended September 30, 1999, the Fund returned 3.54%. The performance for the Fund's benchmark, the Merrill Lynch 1 Year Treasury Index, was 4.26%. Since its inception, the Fund has returned 13.73%. The Merrill Lynch 1 Year Treasury Index has returned 15.16% over that same period.

The objective of the Fund is to attain high current income consistent with the preservation of capital. Under normal conditions, the Fund invests in U.S. Treasury and Agency obligations. Over the long-term, the Advisor aims to keep the duration of the Fund toward the middle of the Fund's normal operating range of .5 to 1.5 years. In the short-term, however, the Fund's duration can fluctuate outside this operating range.

Fund Highlights
---------------

The Fund has seen limited activity in the last twelve months. The active management of the Fund was taken over by the Advisor in February, 1999 from a sub-advisor. There has been no change in strategy for the Fund.

This past year, worries over global financial instability that led to three consecutive Federal Reserve interest rate cuts subsided. Instead, growing concerns that a brisk U.S. economy could rekindle inflation emerged. On June 30, 1999 for the first time since March 1997, the Federal Reserve ("Fed") raised the overnight bank lending rate from 4.75 to 5.00%. Citing tight labor markets, the Fed made the move in a pre-emptive strike against the threat of inflation. In late August, the Fed again raised the overnight bank lending rate a quarter point to 5.25%. As the Fed has tightened its monetary policy, U.S. bond prices have fallen, causing Treasury yields to rise.

Last fall, as the Fed eased monetary policy in response to economic woes in Asia and Latin America that threatened worldwide financial instability, long-term treasury yields reached a low of 4.71%. By June 1999, however, as foreign economies continued to improve, the Fed became increasingly concerned about the robust U.S. economy and shifted to a tightening monetary bias. Their two consecutive interest rate hikes this past summer were a clear sign that Federal Reserve policy-makers had become increasingly concerned about a renewed threat of inflation. As the Fed shifted from an easing to a tightening monetary bias, bond market participants lost their appetite for U.S. Treasuries and long-term yields rose to a high of 6.27% in mid August 1999. Long-term yields ended the Fund's fiscal year at just over 6.00%.

Current Outlook
---------------

Going forward, the Advisor expects the Fed's concern about inflation to provide a positive environment for the U.S. bond market. While the labor market remains tight and the threat of higher prices has received media attention, we have yet to see any tangible evidence of inflation. It is important to point out, however, that as the year comes to a close, gold prices have rallied furiously from their lows. Because gold has historically served as a hedge against inflation, investors should take this sharp rise as a cautionary signal. While prices in general have remained subdued, the rally in the gold market could be a harbinger that the Fed's preemptive strikes against inflation may be too little, too late.

Short-Term Fixed Income
-----------------------

       Schedule of Investments September 30, 1999
       ------------------------------------------


Principal Amount                              Market Value
----------------                              ------------
U.S. Government Agencies 100.5%
-------------------------------
$1,500,000        Freddie Mac
                  5.80%       11/4/99         $  1,498,477
 1,648,000        Fannie Mae
                  5.18%       10/1/99            1,648,000
 2,000,000        Fannie Mae
                  5.44%        9/1/00            1,992,818
----------------------------------------------------------
Total U.S. Government Agencies 100.5%
                  (Cost $5,153,790)              5,139,295
----------------------------------------------------------
Liabilities less other Assets (0.5%)               (28,316)
----------------------------------------------------------
Net Assets 100.0%                             $  5,110,979


The accompanying notes are an integral part of the financial statements.


                             Performance Overview *
                             ----------------------

[GRAPHIC OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

     The returns for the ICON Short-Term Fixed Income. Fund are since the inception of the Fund through the dates shown and for the one year period ended September 30, 1999. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results.

     The Merrill Lynch 1 year U.S. Treasury Index captures the performance of obligations of the U.S. Treasury that have one year to maturity, with certain exceptions.

Asia Region
-----------

Performance
-----------

The ICON Asia Region Fund (the "Fund") opened on February 25, 1997. For the one year ended September 30, 1999, the Fund appreciated 78.49%. The performance for the Morgan Stanley Capital International (MSCI) Pacific Index (in U.S. dollars), was 68.73% over that same period. Since its inception, the Fund has returned 8.70%. Over that same period, the MSCI Pacific Index has returned 5.18%.

The MSCI Pacific Index is a market cap index of countries in the Pacific Region.

Asian markets have rebounded strongly from their lows last fall. At that time, in early October of 1998, market pessimism was high. The economies and currencies of developing countries around the world had been under pressure since 1997 when Thailand devalued the Baht. In October of 1998, Russia defaulted on government-backed bonds. Markets around the world fell as investors were reminded of the risks inherent in international investing. As is typically the case when investors are fearful of a market drop, stocks were able to "climb the wall of worry" and post excellent results over the next twelve months.

The gains in Asian stock markets over the last twelve months have not been without volatility. In general, however, stocks across the region have risen with the growing sentiment that Asian economies will recover sooner than originally anticipated. Subject to sharp declines at times, the market has bounced back and posted excellent twelve-month returns.

In the past several years, investors have started to wonder about the benefits of diversifying their portfolios beyond the U.S. border. The healthy returns posted in Asia in 1999 have been a timely reminder that foreign markets can improve the return and risk characteristics of a portfolio for a U.S. investor.

Country Highlights
------------------

The Fund has seen limited activity in the last twelve months. No new country positions have been added and two small positions were sold. Based on the Advisor's quantitative system, which includes both valuation and price momentum, stocks in Singapore and Malaysia were sold during the last year.

The largest country holding in the Fund is Japan. Stocks held include Nippon Telephone & Telegraph, Toyota, Honda, Mitsubishi and Fuji Bank. Investor sentiment toward Japan has improved markedly. Japanese stocks have posted solid gains over the last twelve months as Japanese consumers have started to spend more money and as the government has begun to allow more competition across a range of industries.

The other country holding is Hong Kong. Hong Kong stocks faced severe pressure last fall. Not only were investors concerned about Asian economies in general, they also worried that China might abandon the currency's peg to the dollar and perhaps reduce the freedom of Hong Kong's markets. In fact, China has remained remarkably steady throughout the crisis period, which resulted in strong stock performance for the Hong Kong market. Hong Kong is one of the more attractive country markets.

Current Outlook
---------------

The Advisor sees many country opportunities within the Asia region. The Asian governments have only just begun the arduous process of deregulating local markets - in particular the financial sector; however, several countries have made a concerted effort to allow freer markets so that the region's capital is more effectively employed. The Advisor maintains a positive long-term outlook for Asia.

Asia Region
-----------

Portfolio Profile                          September 30, 1999
-----------------                          ------------------
Equities                                   89.3%
Top 10 Equity Holdings (% of Assets)       49.0%
Number of Stocks                             60
Cash & Cash Equivalents                    11.7%
-------------------------------------------------------------

Top 10 Equity Holdings                     September 30, 1999
----------------------                     ------------------
Nippon Telephone & Telegraph Corp.         11.4%
Toyota Motor Corporation                    9.2%
Bank of Tokyo-Mitsubishi Ltd.               4.5%
Sony Corporation                            4.5%
Fujitsu Ltd.                                4.3%
Takeda Chemical                             3.5%
Matsushita Electric Industrial Co., Ltd.    3.5%
Honda Motor Company                         3.0%
Sumitomo Bank, Ltd.                         2.7%
Fuji Bank Ltd.                              2.4%
-------------------------------------------------------------

Top Countries                              September 30, 1999
-------------                              ------------------
Japan                                      82.2%
Hong Kong                                  7.1%
-------------------------------------------------------------


                             Performance Overview *
                             ----------------------

[GRAPHIC OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

     The returns for the ICON Asia Region Fund are since the inception of the Fund through the dates shown and for the one year ended September 30, 1999. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments due to political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results.

     The Morgan Stanley Capital International (MSCI) Pacific Index is comprised of stocks traded in the developed markets of the Pacific Basin (Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore). The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Pacific Index is an unmanaged index that does not include the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

Asia Region
-----------

        Schedule of Investments September 30, 1999
        ------------------------------------------
Shares                                         Market Value
------                                         ------------
Common Stocks 89.3%
-------------------
Hong Kong 7.1%
--------------
     27,400   Bank of East Asia                $     58,907
     37,000   Cathay Pacific Airways                 66,686
     34,000   Cheung Kong Holdings                  283,414
      4,000   Cheung Kong Infrastructure              7,904
     22,000   China Light & Power
              Holdings                              103,375
     40,000   Chinese Estates HL(a)                   6,540
      4,000   Citic Pacific Ltd.                     11,071
      6,500   Dickson Concepts Intl.                  5,063
      3,000   Guoco Group Ltd.                        7,879
     30,000   Hang Lung Dev. Co.                     33,986
     29,100   Hang Seng Bank                        308,128
     29,000   Hong Kong & Shanghai
              Hotels                                 22,027
    131,200   Cable & Wireless HKt Ltd.             286,290
     70,070   Hong Kong & China Gas                  94,265
     17,600   Hopewell Holdings                      12,348
     54,000   Hutchison Whampoa Ltd.                500,528
     23,000   Hysan Development Ord.                 28,721
     11,000   Miramar Hotel                          11,470
     13,000   New World Development                  28,451
     27,000   Shangri La Asis Ltd.                   29,893
     74,000   Shun Tak Holdings                      14,576
     40,434   Sun Hung Kai Properties               308,416
     40,500   Swire Pacific Ltd.                     29,719
      6,000   Television Broadcast                   25,644
     40,000   Wharf Holdings                        115,605
-----------------------------------------------------------
Total Hong Kong                                   2,400,906

Japan 82.2%
-----------
     98,000   Bank of Tokyo-Mitsubishi Ltd.    $  1,504,932
     17,000   Bridgestone Corp.                     475,815
     17,000   Canon Inc.                            494,976
     17,000   Denso Corporation                     360,055
         77   East Japan Railway                    490,336
     67,000   Fuji Bank Ltd.                        814,296
     10,000   Fuji Photo Film                       342,820
     46,000   Fujitsu Ltd.                        1,434,396
     65,000   Hitachi                               720,391
     24,000   Honda Motor Company                 1,005,355
     52,000   Industrial Bank of Japan Ltd.         639,317
      8,000   Ito-Yokado Co. Ltd.                   661,220
     13,000   KAO Corp.                             367,522
     18,800   Kansai Electric Power                 363,746
      5,000   Murata Mfg. Co.                       502,489
     55,000   Matsushita Electric
              Industrial Co., Ltd.                1,170,049
     28,000   Mitsubishi Estate Co. Ltd.            284,287
     66,000   Mitsubishi Hvy Indys                  254,156
     32,000   NEC Corporation                       644,689
    133,000   Nippon Steel Company                  361,013
        312   Nippon Telephone
              & Telegraph Corp.                   3,838,831
     51,000   Nissan Motor Company                  308,961
     38,000   Nomura Securities Co.                 588,899
      2,000   Rohm Company                          417,959
     79,000   Sakura Bank Ltd.                      593,595
     22,000   Sharp Corporation                     352,513
      8,000   Shin-Etsu Chemical Co.                333,615
     10,000   Sony Corporation                    1,494,319
     61,000   Sumitomo Bank, Ltd.                   916,691
     22,000   Takeda Chemical                     1,188,129
     49,000   Tokai Bank                            353,912
     30,000   Tokio Marine & Fire
              Insurance                             355,030
     26,500   Tokyo Electric Power                  612,286
     97,000   Toyota Motor Corporation            3,088,478
      6,000   Yamanouchi Pharmaceutical             281,206
-----------------------------------------------------------
Total Japan                                      27,616,284
(continued)

The accompanying notes are an integral part of the financial statements.

-----------------------

Shares                                         Market Value
------                                         ------------
Common Stocks - continued
-------------------------
Total Common Stocks
              (Cost $23,295,303)               $ 30,017,190
-----------------------------------------------------------
Total Demand Deposits 11.7%
              3.70% Chase Bank Interest
              Bearing Demand Deposit
              (Cost $3,913,258)                   3,913,258
-----------------------------------------------------------
Total Investments 101.0%
              (Cost $27,208,561)                 33,930,448
-----------------------------------------------------------
Liabilities less other Assets (1.0%)               (366,702)
-----------------------------------------------------------
Net Assets 100.0%                              $ 33,563,746


The accompanying notes are an integral part of the financial statements.

(a) non-income producing security.

-----------------------

Schedule of Investments September 30, 1999
------------------------------------------

Summary of Investments by Industry
----------------------------------
                          % of Investments
                          ----------------
Airlines                             0.22%
Automobiles                         14.65%
Banks                               17.34%
Chemicals                            3.47%
Computers                            6.94%
Construction                         0.11%
Electronic Components               10.18%
Electronic Materials                 8.28%
Financial Services                   2.01%
Hotel/Tourist                        0.22%
Industrial Equipment                 0.89%
Insurance                            1.23%
Multi-Industry                       2.13%
Pharmacy                             4.81%
Real Estate                          3.02%
Special Retail                       2.24%
Steel Metal                          1.23%
Telecommunications                  13.76%
Tires & Rubber                       1.57%
Transportation                       1.68%
TV, Radio                            0.11%
Water Distribution                   3.91%
------------------------------------------

Total                              100.00%


The accompanying notes are an integral part of the financial statements.

North Europe Region
-------------------

Performance
-----------

The ICON North Europe Region Fund (the "Fund") opened on February 18, 1997. For the one year ended September 30, 1999, the Fund appreciated 12.78%. The performance for the Morgan Stanley Capital International (MSCI) Europe 15 Index (in U.S. dollars), was 15.38% over that same period. Since its inception, the Fund has returned 33.46%. Over that same period, the MSCI Europe 15 Index has returned 48.25%.

The MSCI Europe 15 Index is a market cap index of countries in the European Region.

European markets have shown mixed results during the past twelve months. Markets throughout the world were roiled last fall. The economies and currencies of developing countries around the world had been under pressure since 1997 when Thailand devalued the Baht. In October of 1998, Russia defaulted on government-backed bonds. Markets around the world fell as investors were reminded of the risks inherent in international investing. As is typically the case when investors are fearful of a market drop, many stock markets were able to "climb the wall of worry" and post excellent results over the next twelve months.

Generally, the best returns in 1999 have been posted by countries outside of the Euro Currency zone. Scandinavian countries such as Norway and Sweden, which have a large weighting in technology and commodity industries, have generated double-digit returns. Conversely, countries within the Euro Currency zone such as Germany, Italy, and Belgium, have posted negative returns. In part, these countries have been hurt by the European Central Bank's determination to prove that it will fight inflation, even in the face of some sluggishness in Euro Currency zone economies.

In the past several years, investors have started to wonder about the benefits of diversifying their portfolios beyond the U.S. border. European markets have not been uniformly positive, but the healthy returns posted in 1999 in Norway and Sweden, for example, have been a timely reminder that foreign markets can improve the return and risk characteristics of a portfolio for a U.S. investor.

Country Highlights
------------------

The Fund has seen several changes in the last twelve months. New country positions have been added and some positions were sold. Based on the Advisor's quantitative system, which includes both valuation and price momentum, stocks in Germany and Belgium were sold during the last year, and stocks in Norway were added.

The largest country holding in the Fund is Sweden. Stocks held include Ericsson, ABB, Hennes & Mauritz, Trelleborg and Skandia Forsakrings. Ericsson, in particular, has generated strong returns for investors as the company's telecommunications products have sold well throughout the world. Other companies as well have proven themselves to be formidable global competitors.

The second largest country holding is Norway. Stocks held include Norsk Hydro, Christiania Bank, Den Norske Bank and Orkla. The finance industry has benefited from a wave of consolidation throughout the Nordic countries as suitors pay a premium to acquire Norwegian banks. Also, the natural resources and commodity-related industries have benefited from recovering economies worldwide.

Current Outlook
---------------

The Advisor sees several attractive country opportunities within the North Europe region. Companies within the Scandinavian countries continue to show strong fundamentals. Countries within the Euro Currency zone are beginning to show stronger GDP growth. The healthier economies should begin to translate into better country stock market performance in time.

North Europe Region
-------------------

Portfolio Profile                       September 30, 1999
-----------------                       ------------------
Equities                                95.9%
Top 10 Equity Holdings (% of Assets)    43.8%
Number Stocks                             95
Cash & Cash Equivalents                 11.8%
----------------------------------------------------------

Top 10 Equity Holdings                  September 30, 1999
----------------------                  ------------------
Ericsson LM-B Shares                     9.3%
Norsk Hydro ASA                          8.7%
TeleDanmark                              4.3%
D/S  Svenborg                            3.5%
Astrazenca PLC                           3.2%
D/S 1912B                                3.2%
ABB LTD SEK                              3.1%
Hennes & Mauritz AB B SHS                3.0%
Novo Nordisk A/S                         2.9%
Christiania Bank                         2.6%
----------------------------------------------------------

Top Countries                           September 30, 1999
-------------                           ------------------
Sweden                                  32.6%
Norway                                  28.3%
Denmark                                 19.0%
United Kingdom                          16.0%
----------------------------------------------------------


                             Performance Overview *
                             ----------------------

[GRAPHIC OMITTED]


* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

     The returns for the ICON North Europe Region Fund are since the inception of the Fund through the dates shown and for the one year ended September 30, 1999. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments due to political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results.

     The Morgan Stanley Capital International (MSCI) Europe 15 Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Europe 15 Index is an unmanaged index that does not include the reinvestment of divdends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

North Europe Region
-------------------

      Schedule of Investments September 30, 1999
      ------------------------------------------

Shares                                    Market Value
------                                    ------------
Common Stocks and Rights 95.9%
------------------------------
Denmark 19.0%
-------------
      1,020    Bang & Olufsen Holdings    $     59,912
      4,847    Carlsberg                       177,070
         75    D/S 1912 B                      771,468
         60    D/S Svenborg                    833,787
      4,394    Danisco A/S                     183,813
      4,013    Den Danske Bank Group           457,055
      4,087    FLS Industries                  108,320
      2,311    ISS International Service
               Systema                         129,452
      5,891    Novo Nordisk A/S                700,486
      2,568    Radiometer                      110,369
     17,230    Tele Danmark                  1,026,859
------------------------------------------------------
Total Denmark                                4,558,591

Norway 28.3%
------------
     11,681    Aker RGI ASA                    165,741
     11,069    Bergensen A SHS                 179,902
    115,270    Christiania Bank                618,540
    134,883    Den Norske Bank                 532,399
      5,463    Dyno ASA                        119,795
     10,756    Eklem ASA                       194,239
     13,954    Hafslunda ASA A SHS              89,996
      7,345    Kvaerner ASA A                  146,853
      6,353    Leif Hoegh & Co. ASA             72,114
     21,236    Merkantildata ASA               217,770
     21,236    Merkantildata Rights                328
     48,947    NCL Holdings ASA                142,058
     49,521    Norsk Hydro ASA               2,095,181
      6,182    Norske Skogindustrier ASA-A     247,998
     33,712    Orkla ASA-A SHS                 510,953
      8,435    Orkla ASA-B SHS                 111,524
     20,587    Petroleum Geo Services ASA      386,380
      9,829    SAS Norge ASA B SHS              95,723
     14,330    Schibsted ASA                   141,405
     56,623    Storebrand ASA                  423,623
      7,951    Torma Systems                   299,477
------------------------------------------------------
Total Norway                                 6,791,999
(continued)

Shares                                    Market Value
------                                    ------------
Common Stocks and Rights - continued
------------------------------------
Sweden 32.6%
------------
      7,212    ABB Ltd SEK                $    739,850
      2,700    AGA AB Series A Shares           46,109
      3,500    AGA AB Series B Shares           59,771
     18,312    Astrazenca PLC                  762,814
      6,000    Atlas COPCO ABA SHS Rights        7,245
      6,000    Atlas COPCO AS Series A
               Shares                          168,334
      2,000    Atlas COPKO AB SER B
               Shares                           55,379
      1,289    Boliden Ltd. SS                   3,411
      2,300    Diligentia AB                    17,254
      2,800    Drott AB SER B                   25,958
     11,700    Electrolux AB SER B
               SWKR 5                          218,358
      1,600    Esselte AB SER A SHS             13,467
      1,600    Esselte AB SER B SHS             13,272
     71,700    Ericsson LM-B Shares          2,221,493
     17,500    Foreningssparbanken             283,911
      1,100    Granges AB                       21,536
     28,600    Hennes & Mauritz AB B SHS       720,407
      3,200    Meto AG SS                       24,981
      3,200    Netcom AB-Bsh                   118,663
      2,100    OM Gruppen AB                    23,567
      6,000    Sandvik A                       162,845
     10,700    Securitas AB SWKR2 SER B        160,539
     17,000    Skandia Forsakrings AB          354,599
     19,700    Skandinaviska Enskilda Bank A   200,653
      3,800    Skanska AB Series B Shares      141,376
      2,800    SKF AB Series A Shares           59,429
      3,000    SKF AB Series B Shares           67,334
      6,400    Svenska Cellulosa Rights              0
      1,800    SSAB Svenskt Stal AB
               SER A                            23,164
      1,100    SSAB Svenskt Stal AB
               SER B                            14,022
      6,400    Svenska Cellulosa AB
               SER B S                         170,578
     21,100    Svenska Handelsbanken-A
               SHS                             294,700
     22,200    Swedish Match AB                 82,323
      3,300    Trelleborg AB SER B
               SWKR25                           31,398
      7,600    Volvo AB-B                      214,613
      4,500    Volva SS                        126,799
      3,500    WM-Data AB-B                    151,561
------------------------------------------------------
Total Sweden                                 7,801,713

Shares                                          Market Value
------                                          ------------
Common Stocks and Rights - continued
------------------------------------
United Kingdom 16.0%
--------------------
      8,349    Allied Zurich PLC                $     98,038
      3,442    Astrazeneca PLC                       144,380
      5,392    Barclays PLC                          158,332
     16,984    BG PLC                                 97,618
      7,467    Boots Co. PLC                          83,192
     29,095    BP AMOCO PLC                          531,396
     13,094    British Aerospace PLC                  86,312
     16,349    British American Tobacco PLC          140,280
      9,989    British Sky Broadcasting PLC           96,649
     23,980    British Telecommunications PLC        363,136
      8,345    Cable Wireless PLC                     90,844
     13,200    Cadbury Schweppes PLC                  91,685
      6,947    CGU PLC                               107,260
     13,586    Diageo PLC                            138,836
     13,518    Glaxo Wellcome PLC                    352,644
     10,164    Granada Group PLC Ord                  87,043
      5,930    Great Universal Stores PLC             44,729
     20,168    Lloyds TSB Group PLC                  250,771
     11,127    Marks & Spencer PLC                    57,816
      8,343    Prudential Corp. PLC                  128,195
      5,806    Rio Tinto PLC                         100,687
      6,737    Rueters Group PLC                      76,058
      7,795    Sainsbury (J) PLC                      48,656
     20,995    Smithkline Beecham PLC                241,519
     35,428    Tesco PLC                             110,712
     11,167    Unilever PLC                          105,103
------------------------------------------------------------
Total United Kingdom                               3,831,891

Total Common Stocks and Rights
               (Cost $21,401,161)                 22,984,194
------------------------------------------------------------
Demand Deposit 11.8%
               3.60% Chase Bank Interest
               Bearing Demand Deposit
               (Cost $2,825,882)                   2,825,882
------------------------------------------------------------
Total Investments 107.7%
               (Cost $24,227,043)                 25,810,076
------------------------------------------------------------
Liabilities less other Assets (7.7%)              (1,838,740)
------------------------------------------------------------
Net Assets 100.0%                               $ 23,971,336


The accompanying notes are an integral part of the financial statements.

-------------------------------

Schedule of Investments September 30, 1999
------------------------------------------

Summary of Investments by Industry
----------------------------------
                          % of Investments
                          ----------------
Airlines                             0.42%
Alcoholic Beverage                   0.63%
Automobile                           1.47%
Bank                                12.16%
Breweries                            0.73%
Chemicals                            0.63%
Computer Services                    0.94%
Construction                         0.63%
Defense                              0.42%
Department Stores                    0.21%
Electric Materials                   0.21%
Financial Services                   0.31%
Food                                 1.26%
Food Retail                          0.73%
Holding                              6.60%
House Equipment                      0.94%
Industrial Equipment                 2.83%
Industrial Gas                       0.42%
Industrial Services                  0.84%
Insurance                            4.82%
Leisure                              0.42%
Medical Equipment                    0.52%
Mining                               0.42%
Multi-Industry                      12.37%
Non Alcoholic Beverage               0.42%
Office Equipment                     0.21%
Oil Integrated                       2.31%
Oil Service                          3.04%
Press Printing                       0.63%
Pharmacy                             6.29%
Pulp and Paper                       1.78%
Real Estate                          0.21%
Sea Transportation                   8.70%
Services                             1.15%
Specialty Retailers                  0.52%
Steel-Metal                          1.78%
Telecommunications                  16.67%
Textiles                             3.14%
Tobacco                              0.94%
TV and Radio                         0.42%
Water Distributors                   0.86%
------------------------------------------
Total                              100.00%


The accompanying notes are an integral part of the financial statements.

South Europe Region
-------------------

Performance
-----------

The ICON South Europe Region Fund (the "Fund") opened on February 20, 1997. For the one year ended September 30, 1999, the Fund appreciated 6.41%. The performance for the Morgan Stanley Capital International (MSCI) Europe 15 Index (in U.S. dollars), was 15.38% over that same period. Since its inception, the Fund has returned 34.37%. Over that same period, the MSCI Europe 15 Index has returned 48.23%.

The MSCI Europe 15 Index is a market cap index of countries in the European Region.

European markets have shown mixed results during the past twelve months. Markets throughout the world were roiled last fall. The economies and currencies of developing countries around the world had been under pressure since 1997 when Thailand devalued the Baht. In October of 1998, Russia defaulted on government-backed bonds. Markets around the world fell as investors were reminded of the risks inherent in international investing. As is typically the case when investors are fearful of a market drop, many stock markets were able to "climb the wall of worry" and post excellent results over the next twelve months.

Generally, the best returns in 1999 have been posted by countries outside of the Euro Currency zone. Scandinavian countries such as Norway and Sweden, which have a large weighting in technology and commodity industries, have generated double-digit returns. Conversely, countries within the Euro Currency zone such as Germany, Italy, and Belgium, have posted negative returns. In part, these countries have been hurt by the European Central Bank's determination to prove that it will fight inflation, even in the face of some sluggishness in Euro Currency zone economies.

In the past several years, investors have started to wonder about the benefits of diversifying their portfolios beyond the U.S. border. European markets have not been uniformly positive, but the healthy returns posted in 1999 in Norway and Sweden, for example, have been a timely reminder that foreign markets can improve the return and risk characteristics of a portfolio for a U.S. investor.

Country Highlights
------------------

The Fund has seen few changes in the last twelve months. No new country positions have been added, and one position was sold. Based on the Advisor's quantitative system, which includes both valuation and price momentum, stocks in Austria were sold during the last year.

The two country holdings in the Fund are Italy and Switzerland. Italian stocks held include Telecom Italia, Ente Nazionale Idrocarburi, Assicurazioni Generali and Unicredito Italiano. After performing extremely well in 1998, Italian stocks have suffered in 1999. The economy has slowed, but the Italian economy has not received any help from a looser monetary policy as the European Central Bank has to consider the strength of economies throughout the zone. The Bank must also establish its inflation fighting credentials.

Swiss stocks held include Novartis, Roche, Nestle, Union Bank of Switzerland, Credit Suisse and Zurich Allied. The Swiss market is heavily concentrated in Pharmaceuticals, Food, and Banking. All three of these industries have experienced weakness in 1999, both in Switzerland and globally.

Current Outlook
---------------

The Advisor sees several country opportunities within the South Europe region. Companies within these countries are restructuring and cutting costs as they seek to compete both within the Euro Currency zone and globally. The stronger companies that result should begin to translate into better country stock market performance.

South Europe Region
-------------------

Portfolio Profile                           September 30, 1999
-----------------                           ------------------
Equities                                    91.5%
Top 10 Equity Holdings (% of Assets)        62.9%
Number of Stocks                              36
Cash & Cash Equivalents                     12.0%
--------------------------------------------------------------

Top 10 Equity Holdings                      September 30, 1999
----------------------                      ------------------
Roche Holdings AG                            9.6%
Novartis                                     8.2%
Nestle SA                                    8.0%
Ente Nazionale Idrocarburi                   7.1%
Union Bank of Switzerland AG                 6.7%
TIM SPA                                      5.4%
Credit Suisse Group                          5.3%
Assicurazioni Generali                       4.8%
Telecom Italia SPA                           4.4%
Uncredito Italiano SPA                       3.4%
--------------------------------------------------------------

Top Countries                               September 30, 1999
-------------                               ------------------
Switzerland                                 46.7%
Italy                                       44.8%
--------------------------------------------------------------


                             Performance Overview *
                             ----------------------

[GRAPHIC OMITTED]

* Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase.

     The returns for the ICON South Europe Fund are since the inception of the Fund through the dates shown and for the one year ended September 30, 1999. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments due to political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results.

     The Morgan Stanley Capital International (MSCI) Europe 15 Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Europe 15 Index is an unmanaged index that does not assume the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses. Individuals cannot invest in the index itself.

-------------------------------

        Schedule of Investments September 30, 1999
        ------------------------------------------

Shares                                             Market Value
------                                             ------------
Common Stocks 91.5%
-------------------
Italy 44.8%
-----------
      7,686    Assicurazioni Generali              $    255,409
     12,876    Banca Commerciale Italiana                88,866
     17,727    Banca Intesa SPA                          74,200
      4,004    Banco Popolare Di Milano                  29,298
     20,980    Bennetton Group SPA                       45,696
      5,027    Edison SPA                                44,225
     59,789    Ente Nazionale Idrocarburi               375,074
      2,948    Fiat SPA          98,277
      5,978    Italgas (SOC Ital)                        25,850
     32,169    INA - Institut Naz Assicur.              104,843
      8,707    Mediaset SPA                              88,934
      4,583    Mediobanca                                50,716
     27,718    Montedison SPA                            58,240
     24,191    Parmalat Finanziaria SPA                  32,464
     14,664    Pirelli SPA                               35,688
      2,844    Rinascente LA SPA                         21,355
      4,000    Riunione Adriatica Di
               Sicurta                                   39,962
     10,736    San Paolo IMI                            139,503
     12,815    Telecom Italia Mobile Di Ris              47,225
     45,667    TIM SPA                                  284,051
     26,615    Telecom Italia SPA                       231,312
     36,539    Uncredito Italiano SPA                   178,628
     48,369    Unione Immobiliare                        25,707
---------------------------------------------------------------
Total Italy                                           2,375,523

Switzerland 46.7%
-----------------
        118    Adecco SA                           $     65,975
         40    Alusuisse-Lonza                           46,062
      1,545    Credit Suisse Group                      283,137
         40    Holderbank Financiere
               Glarus                                    51,953
        225    Nestle SA                                422,831
        294    Novartis                                 436,121
         44    Roche Holdings AG                        509,170
        155    Sairgroup                                 33,518
         23    Schw Ruckversicherungs AG                 45,905
        291    SMH AG Neuenburg                          47,511
         23    Sulzer Gebuder AG                         14,530
      1,265    Union Bank of Switzerland AG             356,587
        295    Zurich Allied AG                         164,544
---------------------------------------------------------------
Total Switzerland                                     2,477,844

Total Common Stocks
              (Cost $5,240,901)                       4,853,367
---------------------------------------------------------------
Demand Deposit 12.0%
              3.20% Chase Bank Interest
              Bearing Demand Deposit
              (Cost $637,163)                           637,163
---------------------------------------------------------------
Total Investments 103.5%
              (Cost $5,878,064)                       5,490,530
---------------------------------------------------------------
Liabilities less other Assets (3.5%)                   (192,630)
---------------------------------------------------------------
Net Assets 100%                                    $  5,297,900


The accompanying notes are an integral part of the financial statements.

-------------------------------

Schedule of Investments September 30, 1999
------------------------------------------

Summary of Investments by Industry
----------------------------------
                          % of Investments
                          ----------------
Airlines                             0.64%
Automobile                           1.92%
Bank                                26.76%
Cement                               1.07%
Chemicals                            1.17%
Consumer Goods                       0.96%
Department Stores                    0.43%
Food                                 9.06%
Industrial Equipment                 0.32%
Insurance                           12.37%
Non Ferrous Metals                   0.96%
Oil Integrated                       7.46%
Pharmacy                            18.98%
Real Estate                          0.53%
Telecommunications                  11.19%
Temporary Work                       1.28%
Textiles                             0.96%
Tires/Rubber                         0.75%
TV and Radio                         1.81%
Water Distributors                   1.38%
------------------------------------------
Total                              100.00%


The accompanying notes are an integral part of the financial statements.



                                             Statements of Assets and Liabilities
                                             ------------------------------------

September 30, 1999

                                           ICON Basic      ICON Consumer      ICON Energy    ICON Financial  ICON Healthcare
                                         Materials Fund    Cyclicals Fund        Fund        Services Fund         Fund
----------------------------------------------------------------------------------------------------------------------------
Assets
------
Investments at cost                        $26,118,703      $54,988,924      $20,661,685      $ 6,248,334      $27,293,903
                                           ---------------------------------------------------------------------------------
Investments at value                        26,392,829       54,428,852       19,239,050        5,489,461       24,584,525

Cash                                              --               --               --               --               --

Receivables:
   Fund shares sold                              4,696           11,947           15,587            1,409            5,637
   Interest                                      1,378            5,994            2,406            1,134            4,450
   Dividends                                    18,762           26,527           17,944            8,920            9,935
Deferred organizational expenses                10,232           10,232             --             10,232            9,374
                                           ---------------------------------------------------------------------------------
   Total Assets                             26,427,897       54,483,552       19,274,987        5,511,156       24,613,921

Liabilities:

Payables:
   Due to Custodian bank                          --               --               --               --               --
   Fund shares redeemed                           --             17,948            2,937             --              7,518
   Advisory fee                                 22,604           44,621           17,061            4,713           21,944
   Fund accounting, custodial and
   transfer agent fees                           6,248           12,775            4,976            1,324            6,182
   Administration fee                            1,092            2,231              853              236            1,097
   Distributions due to shareholders              --               --               --               --               --
   Due to redeemed shareholders                   --               --               --               --               --
   Accrued Expenses                             24,654           54,761           19,475           21,663           27,571
                                           ---------------------------------------------------------------------------------
   Total Liabilities                            54,598          132,336           45,302           27,936           64,312

Net Assets                                 $26,373,299      $54,351,216      $19,229,685      $ 5,483,220      $24,549,609
   Shares Outstanding (unlimited
   shares authorized, no par value)          3,606,190        5,618,130        2,409,714          610,126        3,076,654
Net Asset Value (Offering price
   and redemption price per share)         $      7.31      $      9.67      $      7.98      $      8.99      $      7.98



The accompanying notes are an integral part of the financial statements

                                       56

                                Statements of Assets and Liabilities (Continued)
                                -----------------------------------------------

September 30, 1999

                                        ICON Leisure  ICON Technology  ICON Telecomm &  ICON Transpor-  ICON Short-Term
                                            Fund            Fund        Utilities Fund  tation Fund    Fixed Income Fund
                                        --------------------------------------------------------------------------------
Assets
------

Investments at cost                     $ 32,413,260    $36,895,809      $ 6,518,265    $22,194,612       $ 5,153,790
                                        --------------------------------------------------------------------------------
Investments at value                      31,571,168     55,222,570        7,135,225     21,041,762         5,139,295

Cash                                            --             --              --             --                1,063

Receivables:
   Fund shares sold                            5,639         12,252            1,409          5,168               304
   Interest                                    3,517         17,595              474          2,527            44,467
   Dividends                                  57,663         15,786           13,202         13,231              --
Deferred organizational expenses              10,232          9,374           10,232         10,232             9,374
                                        --------------------------------------------------------------------------------
   Total Assets                           31,648,219     55,277,577        7,160,542     21,072,920         5,194,503

Liabilities:

Payables:
   Due to Custodian bank                        --            7,203             --             --                --
   Fund shares redeemed                       15,953         28,207             --            9,672               297
   Advisory fee                               26,331         47,939            5,795         18,824             2,601
   Fund accounting, custodial and
   transfer agent fees                         7,510         13,244            1,790          5,211             1,611
   Administration fee                          1,317          2,397              290            916               200
   Distributions due to shareholders            --             --               --             --              10,044
   Due to redeemed shareholders                 --             --               --             --              57,539
   Accrued Expenses                           37,626         52,968           23,563         33,966            11,232
                                        --------------------------------------------------------------------------------
   Total Liabilities                          88,737        151,958           31,438         68,589            83,524

Net Assets                              $ 31,559,482    $55,125,619      $ 7,129,104    $21,004,331       $ 5,110,979
   Shares Outstanding (unlimited
   shares authorized, no par value)        2,619,167      2,901,886          710,281      2,036,734           558,507
Net Asset Value (Offering price
   and redemption price per share)      $      12.05    $     19.00      $     10.04    $     10.31       $      9.15



The accompanying notes are an integral part of the financial statements

                                       57

                  Statements of Assets and Liabilities (Continued)
                  -----------------------------------------------


September 30, 1999

                                          ICON Asia    ICON N. Europe  ICON S. Europe
                                         Region Fund    Region Fund     Region Fund
                                         --------------------------------------------
Assets
------

Investments at cost                      $27,208,561    $24,227,043     $ 5,878,064
                                         ------------------------------------------
Investments at value                      33,930,448     25,810,076       5,490,530

Cash                                            --             --              --

Receivables:
   Fund shares sold                            1,492          1,714             448
   Interest                                    6,247          7,453           1,036
   Dividends                                  72,922         29,814          40,880
Deferred organizational expenses               9,374          9,374           9,374
                                         --------------------------------------------
   Total Assets                           34,020,483     25,858,431       5,542,268

Liabilities:

Payables:
   Due to Custodian bank                     208,899      1,756,903         202,385
   Fund shares redeemed                      164,866         57,095           9,827
   Advisory fee                               27,526         20,822           4,428
   Fund accounting, custodial and
   transfer agent fees                        23,793         21,476           4,822
   Administration fee                          1,376          1,041             221
   Distributions due to shareholders            --             --              --
   Due to redeemed shareholders                 --             --              --
   Accrued Expenses                           30,277         29,758          22,685
                                         --------------------------------------------
   Total Liabilities                         456,737      1,887,095         244,368

Net Assets                               $33,563,746    $23,971,336     $ 5,297,900
   Shares Outstanding (unlimited
   shares authorized, no par value)        3,088,231      2,042,400         523,653
Net Asset Value (Offering price
   and redemption price per share)       $     10.87    $     11.74     $     10.12


The accompanying notes are an integral part of the financial statements


An Explanation of the Statement of Assets and Liabilities
---------------------------------------------------------

This statement lists the assets and liabilities of the Funds as of the last day of the fiscal period.

The assets may consist of the market value of the securities held in the Funds on that day, cash, any receivables (dividends declared not paid, interest due to the Funds but not paid, securities sold but not settled, and Funds' shares purchased by investors but not settled). The liabilities may consist of payables for expenses incurred but not yet paid, Funds' shares redeemed but not settled, securities for the portfolio bought but not settled.

The last line is the Net Asset Value (NAV) Per Share as of the last day of the fiscal period. The NAV per share is calculated by dividing the Funds' net assets (assets, at that day's market value, minus liabilities) by the number of Funds' shares outstanding.


                                                   Statements of Operations
                                                   ------------------------


For the year ended September 30, 1999
-----------------------------------------------------------------------------------------------------------------------------
                                             ICON Basic     ICON Consumer      ICON Energy    ICON Financial  ICON Healthcare
                                           Materials Fund   Cyclicals Fund        Fund        Services Fund        Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                 $     38,993     $     56,674     $     26,445     $     20,832    $     31,233
   Dividends                                     240,161          461,639          137,283          152,995         134,130
   Foreign taxes withheld                         (1,796)            --               --               --              --

Total investment income                          277,358          518,313          163,728          173,827         165,363

Expenses:
   Advisory fees                                 171,976          582,809          137,737          104,440         292,840
   Fund accounting, custodial and
   transfer agent fees                            27,965           89,959           22,752           17,908          46,554
   Administration fees                             8,561           29,140            6,887            5,222          14,642
   Audit fees                                      6,496           22,086            5,229            3,946          11,090
   Registration fees                              10,370           13,620           11,470           10,570          10,670
   Legal fees                                      3,557           10,790            2,730            1,629           5,253
   Insurance expense                                 822            3,512              706              693           1,779
   Amortization of deferred
   organizational expenses                         3,683            3,683             --              3,683           3,683
   Trustees fees & expenses                        1,082            3,837              728              660           1,940
   Shareholder reports                             3,813           13,280            3,132            2,082           6,742
   Other expenses                                 10,937           14,957            8,413           13,926          13,821
                                          -----------------------------------------------------------------------------------
Total Expenses                                   249,262          787,673          199,784          164,759         409,014
                                          -----------------------------------------------------------------------------------
Net investment income/(loss)                      28,096         (269,360)         (36,056)           9,068        (243,651)
                                          -----------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
   on investments:

Net realized gain/(loss) from
   investment transactions                    (1,955,997)      (6,301,452)      (3,465,711)          70,021       3,878,466

Net realized gain/(loss) from foreign
   currency transactions                            --               --               --               --              --

Change in net unrealized appreciation or
   depreciation on securities and foreign
   currency translations                       3,853,421       19,196,751        6,391,763        2,025,118      (4,881,850)
                                          -----------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
   on investments:                             1,897,424       12,895,299        2,926,052        2,095,139      (1,003,384)
                                          -----------------------------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                $  1,925,520     $ 12,625,939     $  2,889,996     $  2,104,207    $ (1,247,035)


The accompanying notes are an integral part of the financial statements

(a) see note 4

                                       59


                                Statements of Operations (Continued)
                                -----------------------------------


For the year ended September 30, 1999
-----------------------------------------------------------------------------------------------------------
                                            ICON Leisure  ICON Technology  ICON Telecomm &  ICON Transpor-
                                                 Fund           Fund       Utilities Fund   tation Fund
-----------------------------------------------------------------------------------------------------------
Investment Income:

   Interest                                 $     40,392    $     92,303    $     27,239    $     36,939
   Dividends                                     463,430         118,161         310,533         330,674
   Foreign taxes withheld                           (121)         (1,909)           --              --

Total investment income                          503,701         208,555         337,772         367,613

Expenses:
   Advisory fees                                 401,048         669,756          98,701         244,119
   Fund accounting, custodial and
   transfer agent fees                            61,055         103,760          16,636          39,087
   Administration fees                            20,052          33,488           4,935          12,180
   Audit fees                                     15,176          25,376           3,723           9,240
   Registration fees                              10,870          12,170          10,870          10,570
   Legal fees                                      6,699          11,518           1,546           4,622
   Insurance expense                               2,537           4,217             621           1,480
   Amortization of deferred
   organizational expenses                         3,500           3,683           3,683           3,683
   Trustees fees & expenses                        2,409           4,393             634           1,624
   Shareholder reports                             8,886          14,867           2,109           5,652
   Other expenses                                 20,291          34,772          13,059          10,739
                                            ---------------------------------------------------------------
Total Expenses                                   552,523         918,000         156,517         342,996
                                            ---------------------------------------------------------------
Net investment income/(loss)                     (48,822)       (709,445)        181,255          24,617
                                            ---------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
   on investments:

Net realized gain/(loss) from
   investment transactions                    12,124,958      19,133,380       3,206,174       1,633,421

Net realized gain/(loss) from foreign
   currency transactions                            --              --              --              --

Change in net unrealized appreciation or
   depreciation on securities and foreign
   currency translations                      (5,128,788)     33,235,807      (1,900,743)        775,479
                                            ---------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
   on investments:                             6,996,170      52,369,187       1,305,431       2,408,900
                                            ---------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                $  6,947,348    $ 51,659,742    $  1,486,686    $  2,433,517


The accompanying notes are an integral part of the financial statements

(a) see note 4

                                       60


                                 Statements of Operations (Continued)
                                 -----------------------------------


For the year ended September 30, 1999
------------------------------------------------------------------------------------------------------------------
                                                ICON Short-Term      ICON Asia     ICON N. Europe   ICON S. Europe
                                               Fixed Income Fund    Region Fund     Region Fund      Region Fund
------------------------------------------------------------------------------------------------------------------
Investment Income:

   Interest                                    $    255,228       $     41,629    $     48,399    $     13,054
   Dividends                                           --              288,164         591,358         105,910
   Foreign taxes withheld                              --              (31,299)        (71,305)        (14,927)
Total investment income                             255,228            298,494         568,452         104,037
Expenses:
   Advisory fees                                     30,268            291,576         310,516          81,112
   Fund accounting, custodial and
   transfer agent fees                               10,345             96,057         106,680          40,621
   Administration fees                                2,328             14,579          15,526           4,056
   Audit fees                                         1,765             11,060          11,743           3,072
   Registration fees                                 11,070             10,370          10,470          10,270
   Legal fees                                           781              5,163           5,086           1,255
   Insurance expense                                    260              1,713           1,973             534
   Amortization of deferred
   organizational expenses                            3,683              3,683           3,683           3,683
   Trustees fees & expenses                             295              1,872           2,002             524
   Shareholder reports                                  987              6,387           6,648           1,706
   Other expenses                                   (12,500)(a)         22,941          17,129            --
                                              ------------------------------------------------------------------
Total Expenses                                       49,282            465,401         491,456         146,833
                                              ------------------------------------------------------------------
Net investment income/(loss)                        205,946           (166,907)         76,996         (42,796)
                                              ------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
   on investments:
Net realized gain/(loss) from
   investment transactions                           18,290         (2,102,343)      2,648,461        (563,610)
Net realized gain/(loss) from foreign
   currency transactions                               --             (178,038)       (229,605)        (42,002)
Change in net unrealized appreciation or
   depreciation on securities and foreign
   currency translations                            (62,731)        19,339,153       1,399,867       1,570,952
                                              ------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss)
   on investments:                                  (44,441)        17,058,772       3,818,723         965,340
                                              ------------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                   $    161,505       $ 16,891,865    $  3,895,719    $    922,544


The accompanying notes are an integral part of the financial statements

(a) see note 4


An Explanation of the Statements of Operations
----------------------------------------------

This financial statement provides details of the Funds' income, expenses, gains and losses on securities and currency transactions (if any) and the change in appreciation or depreciation of portfolio holdings.

The first section, "Investment Income," reports the dividends earned from stocks, interest earned from interest-bearing securities held by the Funds, and foreign taxes withheld (if any).

The next section reports the expenses incurred by the Funds, including advisory fees, transfer agent fees, custodial fees, fund accounting fees, legal fees, audit fees, administration fees, trustee fees and expenses, printing and postage for mailing statements, financial reports, and prospectuses to shareholders.

The last section lists the increase and decrease in the market value of securities held in the Funds' portfolios. A realized gain (or loss) occurs when a Fund sells a security held in the portfolio. Unrealized gains (or losses) represent the change in the market value of the securities held in the portfolio, either appreciation or depreciation.

The net result of all these sections is the net increase (decrease) in net assets resulting from operations.


                                            Statements of Changes in Net Assets
                                            -----------------------------------

For the periods ended as indicated
-----------------------------------------------------------------------------------------------------------------------------
                                                                    ICON Basic                        ICON Consumer
                                                                  Materials Fund                      Cyclicals Fund
                                                           Year Ended        Year Ended        Year Ended        Year Ended
                                                         Sept. 30, 1999    Sept. 30, 1998    Sept. 30, 1999    Sept. 30, 1998
-----------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                              $     28,096      $     20,645      $   (269,360)     $   (142,086)
Net realized gain/(loss) from
   investment transactions                                  (1,955,997)      (10,033,591)       (6,301,452)        1,433,170
Net realized gain/(loss) from
   foreign currency transactions                                  --                --                --                --
Changes in unrealized net appreciation or
   (depreciation) on securities and foreign
   currency translations                                     3,853,421        (6,642,816)       19,196,751       (21,598,774)
                                                         --------------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                                 1,925,520       (16,655,762)       12,625,939       (20,307,690)

Dividends and Distributions to Shareholders from:
Net investment income                                          (53,645)             --                --                --
Distributions in excess of net investment income                  --                --                --                --
Net capital gains                                                 --                --                --                --
Distributions in excess of net capital gains                      --            (884,415)       (1,483,603)             --
                                                         --------------------------------------------------------------------
Net decrease from dividends and distributions                  (53,645)         (884,415)       (1,483,603)             --
Fund Share Transactions:
Shares sold                                                 30,972,639        26,837,058        30,654,568        73,192,406
Reinvested dividends and distributions                          53,589           884,415         1,482,251              --
Shares repurchased                                         (23,842,747)      (43,114,010)      (37,930,762)      (24,797,697)
                                                         --------------------------------------------------------------------
Net increase (decrease) from fund share transactions         7,183,481       (15,392,537)       (5,793,943)       48,394,709
                                                         --------------------------------------------------------------------
Total increase (decrease) in net assets                      9,055,356       (32,932,714)        5,348,393        28,087,019
Net Assets:
Beginning of Period                                         17,317,943        50,250,657        49,002,823        20,915,804
                                                         --------------------------------------------------------------------
End of Period                                             $ 26,373,299      $ 17,317,943      $ 54,351,216      $ 49,002,823
                                                         --------------------------------------------------------------------
Net Assets consist of:
Paid in capital                                           $ 38,063,659      $ 30,885,082      $ 61,405,259      $ 67,468,562
Accumulated undistributed net
   investment income/(loss)                                       --              20,645              --                --
Accumulated undistributed net realized
   gain/(loss) from investments                            (11,964,486)      (10,008,489)       (6,493,971)        1,291,084
Accumulated net realized gain/(loss)
   from foreign currency transactions                             --                --                --                --
Unrealized appreciation/depreciation on
   securities and foreign currency translations                274,126        (3,579,295)         (560,072)      (19,756,823)
                                                         --------------------------------------------------------------------
Net Assets                                                $ 26,373,299      $ 17,317,943      $ 54,351,216      $ 49,002,823
                                                         --------------------------------------------------------------------
Transactions in Fund Shares:
Shares sold                                                  4,297,943         3,238,247         3,146,962         6,769,232
Reinvested dividends and distributions                           8,347           121,988           149,270              --
Shares repurchased                                          (3,330,617)       (5,338,963)       (3,907,678)       (2,448,362)
                                                         --------------------------------------------------------------------
Net increase/(decrease)                                        975,673        (1,978,728)         (611,446)        4,320,870
                                                         --------------------------------------------------------------------
Shares outstanding beginning of period                       2,630,517         4,609,245         6,229,576         1,908,706
Shares outstanding end of period                             3,606,190         2,630,517         5,618,130         6,229,576

Purchases and Sales of Investment Securities:
   (excluding Short-Term Securities)
Purchases of securities                                   $ 26,688,867      $ 27,564,666      $ 15,815,132      $ 75,074,743
Proceeds from sales of securities                           19,410,414        39,263,277        24,081,434        26,741,409
Purchases of long-term
   U.S. government agencies                                       --                --                --                --
Proceeds from sales of long-term
   U.S. government agencies                                       --                --                --                --


The accompanying notes are an integral part of the financial statements

(a) For the period November 5, 1997 (commencement of operations) to September 30, 1998

                                       62

                              Statements of Changes in Net Assets (Continued)
                              -----------------------------------------------


For the periods ended as indicated
----------------------------------------------------------------------------------------------------------------------
                                                             ICON Energy                        ICON Financial
                                                                 Fund                           Services Fund
                                                      Year Ended      Period Ended       Year Ended      Year Ended
                                                    Sept. 30, 1999  Sept. 30, 1998(a)  Sept. 30, 1999  Sept. 30, 1998
----------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                        $    (36,056)   $    119,672        $      9,068    $     97,786
Net realized gain/(loss) from
   investment transactions                            (3,465,711)     (1,379,407)             70,021       2,218,332
Net realized gain/(loss) from
   foreign currency transactions                            --              --                  --              --
Changes in unrealized net appreciation or
   (depreciation) on securities and foreign
   currency translations                               6,391,763      (7,814,398)          2,025,118      (4,454,208)
                                                    ------------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                           2,889,996      (9,074,133)          2,104,207      (2,138,090)

Dividends and Distributions to Shareholders from:
Net investment income                                    (83,614)           --               (82,357)        (33,308)
Distributions in excess of net investment income         (36,056)           --                (3,931)           --
Net capital gains                                           --              --            (2,119,756)       (104,229)
Distributions in excess of net capital gains                --              --                  --              --
                                                    ------------------------------------------------------------------
Net decrease from dividends and distributions           (119,670)           --            (2,206,044)       (137,537)
Fund Share Transactions:
Shares sold                                           25,058,781      49,426,596          12,916,650      14,924,224
Reinvested dividends and distributions                   119,107            --             2,203,753         137,537
Shares repurchased                                   (21,053,087)    (28,017,905)        (26,745,880)    (27,812,645)
                                                    ------------------------------------------------------------------
Net increase (decrease) from fund share transactions   4,124,801      21,408,691         (11,625,477)    (12,750,884)
                                                    ------------------------------------------------------------------
Total increase (decrease) in net assets                6,895,127      12,334,558         (11,727,314)    (15,026,511)
Net Assets:
Beginning of Period                                   12,334,558            --            17,210,534      32,237,045
                                                    ------------------------------------------------------------------
End of Period                                       $ 19,229,685    $ 12,334,558        $  5,483,220    $ 17,210,534
                                                    ------------------------------------------------------------------
Net Assets consist of:
Paid in capital                                     $ 25,497,438    $ 21,408,691        $  6,181,657    $ 17,807,134
Accumulated undistributed net
   investment income/(loss)                                 --           119,672                --            73,288
Accumulated undistributed net realized
   gain/(loss) from investments                       (4,845,118)     (1,379,407)             60,436       2,114,103
Accumulated net realized gain/(loss)
   from foreign currency transactions                       --              --                  --              --
Unrealized appreciation/depreciation on
   securities and foreign currency translations       (1,422,635)     (7,814,398)           (758,873)     (2,783,991)
                                                    ------------------------------------------------------------------
Net Assets                                          $ 19,229,685    $ 12,334,558        $  5,483,220    $ 17,210,534
                                                    ------------------------------------------------------------------
Transactions in Fund Shares:
Shares sold                                            3,285,662       5,234,981           1,295,031       1,284,317
Reinvested dividends and distributions                    21,854            --               223,731          13,658
Shares repurchased                                    (2,841,236)     (3,291,547)         (2,746,429)     (2,528,777)
                                                    ------------------------------------------------------------------
Net increase/(decrease)                                  466,280       1,943,434          (1,227,667)     (1,230,802)
                                                    ------------------------------------------------------------------
Shares outstanding beginning of period                 1,943,434            --             1,837,793       3,068,595
Shares outstanding end of period                       2,409,714       1,943,434             610,126       1,837,793

Purchases and Sales of Investment Securities:
   (excluding Short-Term Securities)
Purchases of securities                             $  7,845,028      44,186,041        $  5,497,159    $ 23,248,572
Proceeds from sales of securities                      4,585,700      22,688,374          19,549,111      35,775,710
Purchases of long-term
   U.S. government agencies                                 --              --                  --              --
Proceeds from sales of long-term
   U.S. government agencies                                 --              --                  --              --


The accompanying notes are an integral part of the financial statements

(a) For the period November 5, 1997 (commencement of operations) to September 30, 1998

                                       63


                                 Statements of Changes in Net Assets (Continued)
                                 -----------------------------------------------


For the periods ended as indicated
--------------------------------------------------------------------------------------------------------------------
                                                            ICON Healthcare                   ICON Leisure
                                                                  Fund                            Fund
                                                        Year Ended      Year Ended      Year Ended      Year Ended
                                                      Sept. 30, 1999  Sept. 30, 1998  Sept. 30, 1999  Sept. 30, 1998
--------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                           $   (243,651)   $    (76,391)   $    (48,822)   $     53,002
Net realized gain/(loss) from
   investment transactions                                3,878,466      11,684,946      12,124,958       5,787,424
Net realized gain/(loss) from
   foreign currency transactions                               --              --                              --
Changes in unrealized net appreciation or
   (depreciation) on securities and foreign
   currency translations                                 (4,881,850)     (6,562,138)     (5,128,788)     (1,399,091)
                                                     ---------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                             (1,247,035)      5,046,417       6,947,348       4,441,335
Dividends and Distributions to Shareholders from:
Net investment income                                          --              --          (742,644)           --
Distributions in excess of net investment income               --              --           (98,822)           --
Net capital gains                                        (6,938,008)     (5,107,561)     (3,723,215)       (231,012)
Distributions in excess of net capital gains                   --              --              --              --
                                                     ---------------------------------------------------------------
Net decrease from dividends and distributions            (6,938,008)     (5,107,561)     (4,564,681)       (231,012)
Fund Share Transactions:
Shares sold                                              12,506,015      35,498,828      13,536,073      31,663,895
Reinvested dividends and distributions                    6,904,056       5,107,561       4,547,293         231,012
Shares repurchased                                      (17,828,768)    (86,698,742)    (43,332,972)    (48,287,140)
                                                     ---------------------------------------------------------------
Net increase (decrease) from fund share transactions      1,581,303     (46,092,353)    (25,249,606)    (16,392,233)
                                                     ---------------------------------------------------------------
Total increase (decrease) in net assets                  (6,603,740)    (46,153,497)    (22,866,939)    (12,181,910)
Net Assets:
Beginning of Period                                      31,153,349      77,306,846      54,426,421      66,608,331
                                                     ---------------------------------------------------------------
End of Period                                          $ 24,549,609    $ 31,153,349    $ 31,559,482    $ 54,426,421
                                                     ---------------------------------------------------------------
Net Assets consist of:
Paid in capital                                        $ 26,402,517    $ 19,651,904    $ 25,050,732    $ 44,419,066
Accumulated undistributed net
   investment income/(loss)                                    --              --              --           791,466
Accumulated undistributed net realized
   gain/(loss) from investments                             856,470       9,328,973       7,350,842       4,929,193
Accumulated net realized gain/(loss)
   from foreign currency transactions                          --              --              --              --
Unrealized appreciation/depreciation on
   securities and foreign currency translations          (2,709,378)      2,172,472        (842,092)      4,286,696
                                                     ---------------------------------------------------------------
Net Assets                                             $ 24,549,609    $ 31,153,349    $ 31,559,482    $ 54,426,421
                                                     ---------------------------------------------------------------
Transactions in Fund Shares:
Shares sold                                               1,373,903       2,990,425       1,031,314       2,745,482
Reinvested dividends and distributions                      767,971         486,896         385,038          20,626
Shares repurchased                                       (1,800,628)     (7,306,493)     (3,413,980)     (4,018,478)
                                                     ---------------------------------------------------------------
Net increase/(decrease)                                     341,246      (3,829,172)     (1,997,628)     (1,252,370)
                                                     ---------------------------------------------------------------
Shares outstanding beginning of period                    2,735,408       6,564,580       4,616,795       5,869,165
Shares outstanding end of period                          3,076,654       2,735,408       2,619,167       4,616,795

Purchases and Sales of Investment Securities:
   (excluding Short-Term Securities)
Purchases of securities                                $ 24,448,943    $ 28,208,249    $ 19,588,075    $ 24,408,049
Proceeds from sales of securities                        30,773,502      77,799,421      48,828,211      40,990,664
Purchases of long-term
   U.S. government agencies                                    --              --              --              --
Proceeds from sales of long-term
   U.S. government agencies                                    --              --              --              --


The accompanying notes are an integral part of the financial statements

(a) For the period November 5, 1997 (commencement of operations) to September 30, 1998

                                       64

An Explanation of the Statements of Changes in Net Assets
---------------------------------------------------------

These statements report the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets can be attributed to investment operations (The Statement of Operations), dividends or distributions to Fund shareholders, and purchases and sales of Fund shares. This schedule may be used by shareholders to determine if the Funds' growth or decline was a result of operations or increases in the number of Fund shares being purchased or sold.

The first section is a summary of the Statement of Operations discussed on a previous page.

The next section summarizes the change due to capital gain and dividend distributions to Fund shareholders. If Fund shareholders receive their dividends and distributions in cash, money is taken out of the Fund to make the payment. If Fund shareholders reinvest their dividends and distributions, the Fund's net assets will not be affected.

The net increase (decrease) in net assets from Fund share transactions includes the increase due to the purchase of Fund shares, the decrease due to Fund shares redeemed from shareholders, and the reinvestment of Fund dividend and distributions.

The section "Net Assets consist of" itemizes the components of the Fund's net assets. Since funds usually distribute substantially all earnings so as to not incur a fund level income tax, a significant portion of the net assets is shareholder capital.

                                        Statements of Changes in Net Assets
                                        -----------------------------------

For the periods ended as indicated
-----------------------------------------------------------------------------------------------------------------------
                                                              ICON Technology                   ICON Telecomm &
                                                                   Fund                         Utilities Fund
                                                        Year Ended       Year Ended       Year Ended       Year Ended
                                                      Sept. 30, 1999   Sept. 30, 1998   Sept. 30, 1999   Sept. 30, 1998
                                                      -----------------------------------------------------------------
Operations:
-----------
Net investment income/(loss)                          $    (709,445)   $    (723,187)   $     181,255    $     777,049
Net realized gain/(loss) from
   investment transactions                               19,133,380        5,250,667        3,206,174       10,444,914
Net realized gain/(loss) from
   foreign currency transactions                               --               --               --               --
Changes in unrealized net appreciation or
   (depreciation) on securities and foreign
   currency translations                                 33,235,807      (21,889,268)      (1,900,743)       1,429,447
                                                      -----------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                             51,659,742      (17,361,788)       1,486,686       12,651,410

Dividends and Distributions to Shareholders from:
Net investment income                                          --               --           (650,461)        (266,587)
Distributions in excess of net investment income               --               --               --               --
Net capital gains                                        (4,514,600)      (2,209,608)      (3,257,812)         (42,972)
Distribution in excess of net capital gains                    --               --               --               --
                                                      -----------------------------------------------------------------
Net decrease from dividends and distributions            (4,514,600)      (2,209,608)      (3,908,273)        (309,559)
Fund Share Transactions:
Shares sold                                              48,801,630       97,384,184        8,876,725       77,148,809
Reinvested dividends and distributions                    4,502,071        2,209,608        3,786,730          307,627
Shares repurchased                                     (105,817,125)     (61,377,016)     (26,861,906)     (86,471,237)
                                                      -----------------------------------------------------------------
Net increase (decrease) from fund share transactions    (52,513,424)      38,216,776      (14,198,451)      (9,014,801)
                                                      -----------------------------------------------------------------
Total increase (decrease) in net assets                  (5,368,282)      18,645,380      (16,620,038)       3,327,050
Net Assets:
Beginning of Period                                      60,493,901       41,848,521       23,749,142       20,422,092
                                                      -----------------------------------------------------------------
End of Period                                         $  55,125,619    $  60,493,901    $   7,129,104    $  23,749,142
                                                      -----------------------------------------------------------------
Net Assets consist of:
Paid in capital                                       $  28,236,852    $  70,941,017    $   4,384,602    $  10,203,486
Accumulated undistributed net
   investment income/(loss)                                    --               --            113,833          583,039
Accumulated undistributed net realized
   gain/(loss) from investments                           8,562,006        4,461,930        2,013,709       10,444,914
Accumulated net realized gain/(loss)
   from foreign currency transactions                          --               --               --               --
Unrealized appreciation/depreciation on
   securities and foreign currency translations          18,326,761      (14,909,046)         616,960        2,517,703
                                                      -----------------------------------------------------------------
Net Assets                                            $  55,125,619    $  60,493,901    $   7,129,104    $  23,749,142
                                                      -----------------------------------------------------------------
Transactions in Fund Shares:
Shares sold                                               3,247,322        8,836,734          737,209        6,461,776
Reinvested dividends and distributions                      361,903          229,450          386,401           25,678
Shares repurchased                                       (7,284,428)      (5,717,950)      (2,089,973)      (6,732,956)
                                                      -----------------------------------------------------------------
Net increase/(decrease)                                  (3,675,203)       3,348,234         (966,363)        (245,502)
                                                      -----------------------------------------------------------------
Shares outstanding beginning of period                    6,577,089        3,228,855        1,676,644        1,922,146
Shares outstanding end of period                          2,901,886        6,577,089          710,281        1,676,644
Purchases and Sales of Investment Securities:
   (excluding Short-Term Securities)
Purchases of securities                               $  20,233,772    $  57,668,360    $   1,842,403    $  54,281,448
Proceeds from sales of securities                        80,476,999       21,778,968       18,134,169       63,596,266
Purchases of long-term
   U.S. government agencies                                    --               --               --               --
Proceeds from sales of long-term
   U.S. government agencies                                    --               --               --               --



The accompanying notes are an integral part of the financial statements

                                       66

                               Statements of Changes in Net Assets (Continued)
                               -----------------------------------------------


For the periods ended as indicated
--------------------------------------------------------------------------------------------------------------------------
                                                            ICON Transportation                 ICON Short-Term
                                                                    Fund                       Fixed Income Fund
                                                         Year Ended       Year Ended      Year Ended      Year Ended
                                                       Sept. 30, 1999   Sept. 30, 1998   Sept. 30, 1999  Sept. 30, 1998
Operations:                                            -------------------------------------------------------------------
-----------
Net investment income/(loss)                           $      24,617    $      14,432    $    205,946    $     992,101
Net realized gain/(loss) from
   investment transactions                                 1,633,421        1,798,699          18,290          140,283
Net realized gain/(loss) from
   foreign currency transactions                                --               --              --               --
Changes in unrealized net appreciation or
   (depreciation) on securities and foreign
   currency translations                                     775,479       (5,651,265)        (62,731)        (110,926)
                                                       --------------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                               2,433,517       (3,838,134)        161,505        1,021,458

Dividends and Distributions to Shareholders from:
Net investment income                                        (29,487)         (11,614)       (323,211)        (865,022)
Distributions in excess of net investment income              (9,066)            --              --               --
Net capital gains                                         (1,845,827)        (471,107)       (143,769)        (345,113)
Distribution in excess of net capital gains                     --               --              --               --
                                                       --------------------------------------------------------------------
Net decrease from dividends and distributions             (1,884,380)        (482,721)       (466,980)      (1,210,135)
Fund Share Transactions:
Shares sold                                               24,479,459        5,477,586      28,943,268      104,764,409
Reinvested dividends and distributions                     1,882,777          482,721         486,795        1,131,298
Shares repurchased                                       (17,224,608)     (12,853,191)    (29,363,658)    (181,738,914)
                                                       --------------------------------------------------------------------
Net increase (decrease) from fund share transactions       9,137,628       (6,892,884)         66,405      (75,843,207)
                                                       --------------------------------------------------------------------
Total increase (decrease) in net assets                    9,686,765      (11,213,739)       (239,069)     (76,031,884)
Net Assets:
Beginning of Period                                       11,317,566       22,531,305       5,350,048       81,381,932
                                                       --------------------------------------------------------------------
End of Period                                          $  21,004,331    $  11,317,566    $  5,110,979    $   5,350,048
                                                       --------------------------------------------------------------------
Net Assets consist of:
Paid in capital                                        $  20,579,953    $  11,442,325    $  5,097,370    $   5,030,965
Accumulated undistributed net
   investment income/(loss)                                     --              4,870           9,814          127,078
Accumulated undistributed net realized
   gain/(loss) from investments                            1,577,228        1,798,700          18,290          143,769
Accumulated net realized gain/(loss)
   from foreign currency transactions                           --               --              --               --
Unrealized appreciation/depreciation on
   securities and foreign currency translations           (1,152,850)      (1,928,329)        (14,495)          48,236
                                                       -------------------------------------------------------------------
Net Assets                                             $  21,004,331    $  11,317,566    $  5,110,979    $   5,350,048
                                                       -------------------------------------------------------------------
Transactions in Fund Shares:
Shares sold                                                2,178,736          468,177       3,106,221       10,667,818
Reinvested dividends and distributions                       173,209           44,246          52,546          114,918
Shares repurchased                                        (1,512,697)      (1,132,684)     (3,146,922)     (18,352,997)
                                                       -------------------------------------------------------------------
Net increase/(decrease)                                      839,248         (620,261)         11,845       (7,570,261)
                                                       -------------------------------------------------------------------
Shares outstanding beginning of period                     1,197,486        1,817,747         546,662        8,116,923
                                                           2,036,734        1,197,486         558,507          546,662
Shares outstanding end of period
Purchases and Sales of Investment Securities:
   (excluding Short-Term Securities)                   $  17,860,451    $   1,811,710    $       --      $        --
Purchases of securities                                   11,086,385        9,061,170            --               --
Proceeds from sales of securities
Purchases of long-term                                          --               --      $  2,012,760    $  14,984,765
   U.S. government agencies
Proceeds from sales of long-term                                --               --         2,515,675       46,525,838
   U.S. government agencies



The accompanying notes are an integral part of the financial statements

                                       67

                        Statements of Changes in Net Assets (Continued)
                        -----------------------------------------------


For the periods ended as indicated
----------------------------------------------------------------------------------------------------------------------
                                                              ICON Asia                        ICON N. Europe
                                                             Region Fund                         Region Fund
                                                     Year Ended       Year Ended         Year Ended       Year Ended
Operations:                                         Sept. 30, 1999   Sept. 30, 1998    Sept. 30, 1999   Sept. 30, 1998
-----------                                         ------------------------------------------------------------------

Net investment income/(loss)                        $    (166,907)   $    (205,283)    $      76,996    $     200,726
Net realized gain/(loss) from
   investment transactions                             (2,102,343)     (11,335,137)        2,648,461        7,084,573
Net realized gain/(loss) from
   foreign currency transactions                         (178,038)        (205,712)         (229,605)        (144,106)
Changes in unrealized net appreciation or
   (depreciation) on securities and foreign
   currency translations                               19,339,153      (10,528,930)        1,399,867       (3,687,785)
                                                    ------------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                           16,891,865      (22,275,062)        3,895,719        3,453,408

Dividends and Distributions to Shareholders from:
Net investment income                                        --               --            (493,690)        (236,890)
Distributions in excess of net investment income             --               --              (8,471)            --
Net capital gains                                            --               --          (3,503,483)        (558,284)
Distribution in excess of net capital gains                  --               --                --               --
                                                    ------------------------------------------------------------------
Net decrease from dividends and distributions                --               --          (4,005,644)        (795,174)
Fund Share Transactions:
Shares sold                                            56,771,414       50,431,060        51,692,956       41,024,199
Reinvested dividends and distributions                       --               --           3,996,911          795,174
Shares repurchased                                    (66,829,202)     (59,705,150)      (71,334,577)     (54,698,301)
                                                    ------------------------------------------------------------------
Net increase (decrease) from fund share transactions  (10,057,788)      (9,274,090)      (15,644,710)     (12,878,928)
                                                    ------------------------------------------------------------------
Total increase (decrease) in net assets                 6,834,077      (31,549,152)      (15,754,635)     (10,220,694)
Net Assets:
Beginning of Period                                    26,729,669       58,278,821        39,725,971       49,946,665
                                                    ------------------------------------------------------------------
End of Period                                       $  33,563,746    $  26,729,669     $  23,971,336    $  39,725,971
                                                    ------------------------------------------------------------------
Net Assets consist of:
Paid in capital                                     $  40,457,377    $  50,887,784     $  20,440,596    $  32,866,273
Accumulated undistributed net
   investment income/(loss)                              (177,046)        (205,712)         (207,972)         416,694
Accumulated undistributed net realized
   gain/(loss) from investments                       (13,059,904)     (11,134,607)        2,634,536        6,509,090
Accumulated net realized gain/(loss)
   from foreign currency transactions                    (378,568)        (200,530)         (478,857)        (249,252)
Unrealized appreciation/depreciation on
   securities and foreign currency translations         6,721,887      (12,617,266)        1,583,033          183,166
                                                    ------------------------------------------------------------------
Net Assets                                          $  33,563,746    $  26,729,669     $  23,971,336    $  39,725,971
                                                    ------------------------------------------------------------------
Transactions in Fund Shares:
Shares sold                                             6,208,381        6,402,144         4,550,005        3,234,854
Reinvested dividends and distributions                       --               --             347,255           72,619
Shares repurchased                                     (7,511,144)      (7,874,666)       (6,270,705)      (4,408,291)
                                                    ------------------------------------------------------------------
Net increase/(decrease)                                (1,302,763)      (1,472,522)       (1,373,445)      (1,100,818)
                                                    ------------------------------------------------------------------
Shares outstanding beginning of period                  4,390,994        5,863,516         3,415,845        4,516,663
                                                        3,088,231        4,390,994         2,042,400        3,415,845
Shares outstanding end of period
Purchases and Sales of Investment Securities:
   (excluding Short-Term Securities)                $  17,697,099    $  30,912,127     $  14,913,579    $  27,509,067
Purchases of securities                                31,653,017       38,905,083        34,313,106       41,448,427
Proceeds from sales of securities
Purchases of long-term                                       --               --                --               --
   U.S. government agencies
Proceeds from sales of long-term
   U.S. government agencies                                  --               --                --               --



The accompanying notes are an integral part of the financial statements

                                       68


                 Statements of Changes in Net Assets (Continued)
                 -----------------------------------------------


For the periods ended as indicated
-----------------------------------------------------------------------------------
                                                             ICON S. Europe
                                                              Region Fund
                                                      Year Ended       Year Ended
Operations:                                         Sept. 30, 1999   Sept. 30, 1998
-----------                                         -------------------------------

Net investment income/(loss)                        $     (42,796)   $     (52,094)
Net realized gain/(loss) from
   investment transactions                               (563,610)       9,764,871
Net realized gain/(loss) from
   foreign currency transactions                          (42,002)         (70,662)
Changes in unrealized net appreciation or
   (depreciation) on securities and foreign
   currency translations                                1,570,952       (5,229,529)
                                                    ------------------------------
Net increase/(decrease) in net assets
   resulting from operations                              922,544        4,412,586

Dividends and Distributions to Shareholders from:
Net investment income                                        --           (113,918)
Distributions in excess of net investment income          (23,988)            --
Net capital gains                                      (1,955,771)      (1,038,913)
Distribution in excess of net capital gains                  --               --
                                                    ------------------------------
Net decrease from dividends and distributions          (1,979,759)      (1,152,831)
Fund Share Transactions:
Shares sold                                            10,655,076       43,453,014
Reinvested dividends and distributions                  1,966,878        1,152,831
Shares repurchased                                    (15,718,495)     (59,501,691)
                                                    ------------------------------
Net increase (decrease) from fund share transaction    (3,096,541)     (14,895,846)
                                                    ------------------------------
Total increase (decrease) in net assets                (4,153,756)     (11,636,091)
Net Assets:
Beginning of Period                                     9,451,656       21,087,747
                                                    ------------------------------
End of Period                                       $   5,297,900    $   9,451,656
                                                    ------------------------------
Net Assets consist of:
Paid in capital                                     $   6,335,746    $   2,744,882
Accumulated undistributed net
   investment income/(loss)                               (48,048)         (60,670)
Accumulated undistributed net realized
   gain/(loss) from investments                          (495,443)       8,790,749
Accumulated net realized gain/(loss)
   from foreign currency transactions                    (106,821)         (64,819)
Unrealized appreciation/depreciation on
   securities and foreign currency translations          (387,534)      (1,958,486)
                                                    ------------------------------
Net Assets                                          $   5,927,900    $   9,451,656
                                                    ------------------------------
Transactions in Fund Shares:
Shares sold                                               870,190        3,141,567
Reinvested dividends and distributions                    172,231          101,037
Shares repurchased                                     (1,315,265)      (4,217,857)
                                                    ------------------------------
Net increase/(decrease)                                  (272,844)        (975,253)
                                                    ------------------------------
Shares outstanding beginning of period                    796,497        1,771,750
                                                          523,653          796,497
Shares outstanding end of period
Purchases and Sales of Investment Securities:
   (excluding Short-Term Securities)                $   5,451,829    $  25,142,627
Purchases of securities                                10,430,521       41,727,283
Proceeds from sales of securities
Purchases of long-term                                       --               --
   U.S. government agencies
Proceeds from sales of long-term
   U.S. government agencies                                  --               --


The accompanying notes are an integral part of the financial statements

                                       69


                                                       Financial Highlights
                                                       --------------------

For a share outstanding throughout each of the periods ended as indicated
-----------------------------------------------------------------------------------------------------------------------------------
                                                               ICON Basic                                  ICON Consumer
                                                             Materials Fund                                Cyclicals Fund
                                                    Year Ended            Period Ended            Year Ended           Period Ended
                                              Sept. 30,     Sept. 30,        Sept. 30,     Sept. 30,      Sept. 30,      Sept. 30,
                                                1999          1998           1997(a)         1999           1998          1997(b)
                                            ---------------------------------------------------------------------------------------
Net asset value, beginning of period        $      6.58    $     10.90     $    10.00     $     7.87     $    10.96      $  10.00
Income from investment operations
   Net investment income (loss)                    0.02           0.02          (0.01)            --          (0.01)        (0.01)
Net gains or (losses) on securities
   (both realized and unrealized)                  0.74          (4.08)          0.91           2.04          (3.08)         0.97
                                            ---------------------------------------------------------------------------------------
Total from investment operations                   0.76          (4.06)          0.90           2.04          (3.09)         0.96
Less dividends and distributions
Dividends (from net investment income)            (0.03)            --             --             --             --            --
   Distributions in excess of net                    --             --             --             --             --            --
      investment income
   Distributions (from net realized gain)            --          (0.26)            --             --             --            --
   Distributions in excess of net
      realized gains                                 --             --             --          (0.24)            --            --
                                            ---------------------------------------------------------------------------------------
Total distributions                               (0.03)         (0.26)            --          (0.24)            --            --
                                            ---------------------------------------------------------------------------------------
Net asset value, end of period              $      7.31    $      6.58     $    10.90     $     9.67     $     7.87      $  10.96
                                            ---------------------------------------------------------------------------------------
Total Return                                      11.65%        (37.45%)         9.00%         25.78%        (28.26%)        9.60%
Net assets, end of period (in thousands)    $    26,373    $    17,318     $   50,251     $   54,351     $   49,003      $ 20,916
Average net assets for the period
   (in thousands)                           $    17,145    $    27,117     $   45,001     $   58,294     $   39,883      $ 19,876
Ratio of expenses to average net assets*           1.45%          1.33%          1.45%         1.35%           1.37%         1.89%
Ratio of net investment income (loss) to
   average net assets*                             0.16%          0.08%         (0.24%)       (0.46%)         (0.36%)       (0.67%)
Portfolio turnover rate                          118.29%        106.70%         32.35%        27.83%          72.42%         0.00%

----------
* Annualized for periods less than a year.

a    For the period May 5, 1997 (commencement of operations) to September 30, 1997
b    For the period July 9, 1997 (commencement of operations) to September 30, 1997
c    For the period November 5, 1997 (commencement of operations) to September 30, 1998
d    For the period July 1, 1997 (commencement of operations) to September 30, 1997
e    For the period February 24, 1997 (commencement of operations) to September 30, 1997
f    For the period May 9, 1997 (commencement of operations) to September 30, 1997
g    For the period February 19, 1997 (commencement of operations) to September 30, 1997
h    For the period July 9, 1997 (commencement of operations) to September 30, 1997
i    For the period May 9, 1997 (commencement of operations) to September 30, 1997
j    For the period February 7, 1997 (commencement of operations) to September 30, 1997
k    For the period February 25, 1997 (commencement of operations) to September 30, 1997
l    For the period February 18, 1997 (commencement of operations) to September 30, 1997
m    For the period February 20, 1997 (commencement of operations) to September 30, 1997


The accompanying notes are an integral part of the financial statements

                                       70


                                         Financial Highlights (Continued)
                                         --------------------------------

For a share outstanding throughout each of the periods ended as indicated
--------------------------------------------------------------------------------------------------------------------
                                                  ICON Energy                           ICON Financial
                                                     Fund                               Services Fund
                                           Year Ended   Period Ended             Year Ended          Period Ended
                                            Sept. 30,     Sept. 30,      Sept. 30,       Sept. 30,     Sept. 30,
                                              1999         1998(c)         1999            1998         1997(d)
                                          --------------------------------------------------------------------------

Net asset value, beginning of period      $     6.35     $   10.00     $      9.37     $    10.51     $    10.00
Income from investment operations
   Net investment income (loss)                 0.01          0.06            0.02           0.04           0.01
Net gains or (losses) on securities
   (both realized and unrealized)               1.69         (3.71)           1.05          (1.14)          0.50
                                          --------------------------------------------------------------------------
Total from investment operations                1.70         (3.65)           1.07          (1.10)          0.51
Less dividends and distributions
Dividends (from net investment income)         (0.05)       --               (0.04)         (0.01)       --
   Distributions in excess of net              (0.02)       --               (0.02)       --             --
      investment income
   Distributions (from net realized gain)       --          --               (1.39)         (0.03)       --
   Distributions in excess of net
      realized gains                            --          --                --          --             --
                                          --------------------------------------------------------------------------
Total distributions                            (0.07)       --               (1.45)         (0.04)       --
                                          --------------------------------------------------------------------------
Net asset value, end of period            $     7.98     $     6.35     $     8.99     $     9.37     $    10.51
                                          --------------------------------------------------------------------------
Total Return                                   27.28%        (36.50%)        10.05%        (10.46%)         5.10%
Net assets, end of period (in thousands)      19,230     $   12,335     $    5,483     $   17,211     $    32,23
Average net assets for the period
   (in thousands)                             13,801     $   21,128     $   10,415     $   28,304     $    29,80
Ratio of expenses to average net assets*        1.45%          1.20%          1.58%          1.33%          1.70%
Ratio of net investment income (loss) to
   average net assets*                         (0.26%)         0.51%          0.09%          0.35%          0.12%
Portfolio turnover rate                        34.41%        112.62%         53.29%         87.68%          0.00%

----------
* Annualized for periods less than a year.

a    For the period May 5, 1997 (commencement of operations) to September 30, 1997
b    For the period July 9, 1997 (commencement of operations) to September 30, 1997
c    For the period November 5, 1997 (commencement of operations) to September 30, 1998
d    For the period July 1, 1997 (commencement of operations) to September 30, 1997
e    For the period February 24, 1997 (commencement of operations) to September 30, 1997
f    For the period May 9, 1997 (commencement of operations) to September 30, 1997
g    For the period February 19, 1997 (commencement of operations) to September 30, 1997
h    For the period July 9, 1997 (commencement of operations) to September 30, 1997
i    For the period May 9, 1997 (commencement of operations) to September 30, 1997
j    For the period February 7, 1997 (commencement of operations) to September 30, 1997
k    For the period February 25, 1997 (commencement of operations) to September 30, 1997
l    For the period February 18, 1997 (commencement of operations) to September 30, 1997
m    For the period February 20, 1997 (commencement of operations) to September 30, 1997

The accompanying notes are an integral part of the financial statements

                                       71

                                            Financial Highlights (Continued)
                                            --------------------------------

For a share outstanding throughout each of the periods ended as indicated
-----------------------------------------------------------------------------------------------------------------------------------
                                                          ICON Healthcare                                ICON Leisure
                                                               Fund                                          Fund
                                                   Year Ended            Period Ended            Year Ended           Period Ended
                                             Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,
                                               1999           1998          1997(e)         1999           1998          1997(f)
                                            --------------------------------------------------------------------------------------
Net asset value, beginning of period        $    11.39     $    11.78     $    10.00     $    11.79     $    11.35     $    10.00
Income from investment operations
   Net investment income (loss)                --                0.02          (0.04)          0.10           0.02          (0.01)
Net gains or (losses) on securities
   (both realized and unrealized)                (0.25)          0.35           1.82           1.61           0.45           1.36
                                            --------------------------------------------------------------------------------------
Total from investment operations                 (0.25)          0.37           1.78           1.71           0.47           1.35
Less dividends and distributions
Dividends (from net investment income)         --             --             --               (0.24)       --             --
   Distributions in excess of net              --             --             --               (0.03)       --             --
      investment income
   Distributions (from net realized gain)        (3.16)         (0.76)       --               (1.18)         (0.03)       --
   Distributions in excess of net
      realized gains                           --             --             --                --          --             --
                                            --------------------------------------------------------------------------------------
Total distributions                              (3.16)         (0.76)       --               (1.45)         (0.03)       --
                                            --------------------------------------------------------------------------------------
Net asset value, end of period              $     7.98     $    11.39     $    11.78     $    12.05     $     11.79    $    11.35
                                            --------------------------------------------------------------------------------------
Total Return                                     (5.34%)         3.77%         17.80%         14.76%          4.18%         13.50%
Net assets, end of period (in thousands     $   24,550     $   31,153     $   77,307$        31,559$        54,426$        66,608
Average net assets for the period
   (in thousands)                           $   29,272     $   56,620     $   59,164$        40,054     $   74,443     $   45,444
Ratio of expenses to average net assets*          1.40%          1.24%          1.45%          1.38%          1.30%          1.48%
Ratio of net investment income (loss) to
   average net assets*                           (0.83%)        (0.13%)        (0.80%)        (0.12%)         0.07%         (0.36%)
Portfolio turnover rate                          85.99%         52.16%         71.81%         49.22%         34.17%          2.52%

----------
* Annualized for periods less than a year.

a    For the period May 5, 1997 (commencement of operations) to September 30, 1997
b    For the period July 9, 1997 (commencement of operations) to September 30, 1997
c    For the period November 5, 1997 (commencement of operations) to September 30, 1998
d    For the period July 1, 1997 (commencement of operations) to September 30, 1997
e    For the period February 24, 1997 (commencement of operations) to September 30, 1997
f    For the period May 9, 1997 (commencement of operations) to September 30, 1997
g    For the period February 19, 1997 (commencement of operations) to September 30, 1997
h    For the period July 9, 1997 (commencement of operations) to September 30, 1997
i    For the period May 9, 1997 (commencement of operations) to September 30, 1997
j    For the period February 7, 1997 (commencement of operations) to September 30, 1997
k    For the period February 25, 1997 (commencement of operations) to September 30, 1997
l    For the period February 18, 1997 (commencement of operations) to September 30, 1997
m    For the period February 20, 1997 (commencement of operations) to September 30, 1997


The accompanying notes are an integral part of the financial statements

                                       72



An Explanation of the Financial Highlights
------------------------------------------

This schedule provides an analysis of the items that affected the Funds' net asset value, on a per share basis. This schedule provides the total return, distributions, assets in the Fund, expense ratios and portfolio turnover.

The first line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity is shown in sections that follow. The increase or (decrease) due to investment operations is first, followed by gains or (losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period.

Also included in this schedule are the Funds' expense ratios, or percentage of net assets that was used to cover the operating expenses of the Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year.

The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the Funds during the reporting period.

The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in the Funds' portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, due to purchases or redemptions by shareholders, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period.



                                             Financial Highlights
                                             --------------------


For a share outstanding throughout each of the periods ended as indicated
-------------------------------------------------------------------------------------------------------------------------------
                                                         ICON Technology                              ICON Telecomm &
                                                               Fund                                   Utilities Fund
                                                  Year Ended           Period Ended           Year Ended           Period Ended
                                            Sept. 30,     Sept. 30,      Sept. 30,      Sept. 30,      Sept. 30,     Sept. 30,
                                              1999          1998          1997(g)          1999           1998        1997(h)
                                            ---------------------------------------------------------------------------------------
Net asset value, beginning of period        $    9.20     $   12.96     $    10.00      $   14.17      $   10.63     $   10.00
                                            ---------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss)                   --          (0.06)         (0.05)          0.83           0.31          0.06
Net gains or (losses) on securities
   (both realized and unrealized)               10.58         (3.31)          3.01           1.18           3.28          0.57
                                            ---------------------------------------------------------------------------------------
Total from investment operations                10.58         (3.37)          2.96           2.01           3.59          0.63
Less dividends and distributions
   Dividends (from net investment income)         --            --             --           (1.02)         (0.04)          --
   Distributions in excess of net                 --            --             --             --             --            --
      investment income
   Distributions (from net realized gain)       (0.78)        (0.39)           --           (5.12)         (0.01)          --
   Distributions in excess of net
      realized gains                              --            --             --             --             --            --
                                            ---------------------------------------------------------------------------------------
Total distributions                             (0.78)        (0.39)           --           (6.14)         (0.05)          --
                                            ---------------------------------------------------------------------------------------
Net asset value, end of period              $   19.00     $    9.20      $   12.96      $   10.04      $   14.17     $   10.63
                                            ---------------------------------------------------------------------------------------
Total Return                                   119.53%       (26.17%)        29.60%         15.25%         33.88%         6.30%
Net assets, end of period (in thousands     $  55,126     $  60,494      $  41,849$         7,129      $  23,749     $   20,42

Average net assets for the period
   (in thousands)                           $   66,977    $  73,057      $  29,766      $   9,825      $  36,698     $  19,230
Ratio of expenses to average net assets*          1.37%        1.31%          1.47%         1.59%          1.34%          1.91%
Ratio of net investment income (loss) to
average net assets*                              (1.06%)      (0.99%)        (0.88%)        1.84%          2.12%          1.62%
Portfolio turnover rate                          31.75%       31.68%         44.57%        18.85%        155.72%          2.55%



The accompanying notes are an integral part of the financial statements

                                       74

                        Financial Highlights (Continued)
                        --------------------------------

For a share outstanding throughout each of the periods ended as indicated
----------------------------------------------------------------------------------
                                                      ICON Transportation
                                                             Fund
                                                 Year Ended           Period Ended
                                           Sept. 30,     Sept. 30,      Sept. 30,
                                              1999          1998         1997(i)
                                           ---------------------------------------
Net asset value, beginning of period       $    9.45     $    12.40     $    10.00
                                           ---------------------------------------
Income from investment operations
   Net investment income (loss)                 0.01           0.01            --
Net gains or (losses) on securities
   (both realized and unrealized)               1.63          (2.71)          2.40
                                           ---------------------------------------
Total from investment operations                1.64          (2.70)          2.40
Less dividends and distributions
   Dividends (from net investment income)      (0.02)         (0.01)           --
   Distributions in excess of net                --             --             --
      investment income
   Distributions (from net realized gain)      (0.76)         (0.24)           --
   Distributions in excess of net
      realized gains                             --             --             --
                                           ---------------------------------------
Total distributions                            (0.78)         (0.25)           --
                                           ---------------------------------------
Net asset value, end of period             $   10.31     $     9.45      $   12.40
                                           ---------------------------------------
Total Return                                   16.89%        (22.08%)        24.00%
Net assets, end of period (in thousands    $  21,004     $   11,318      $  22,531

Average net assets for the period
   (in thousands)                          $  24,387     $   17,975      $  19,459
Ratio of expenses to average net assets*        1.41%          1.41%          1.61%
Ratio of net investment income (loss) to
average net assets*                             0.10%          0.08%         (0.04%)
Portfolio turnover rate                        47.97%         10.62%         15.97%

---------
*    Annualized for periods less than a year.

a-m  legends are at bottom of page 60
# Includes reimbursement from administrator for fees and expenses. If these fees and expenses had not been reimbursed, the ratio of expenses to average net assets would have been 2.10% and the ratio of net investment income to average net assets would have been (0.79%).
+ Includes change in accounting estimate, see note 4. If this change had not been made the ratio of expenses to average net assets would have been 0.84% and the ratio of net investment income to average net assets would have been 4.93%.
(beta) Includes change in accounting estimate, see note 4. Tf this change had not been made the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been 4.00%


The accompanying notes are an integral part of the financial statements

                                       75

                                             Financial Highlights (Continued)
                                             --------------------------------

For a share outstanding throughout each of the periods ended as indicated
------------------------------------------------------------------------------------------------------------------------------------
                                                         ICON Short-Term                                     ICON Asia
                                                         Fixed Income Fund                                  Region Fund
                                                   Year Ended              Period Ended           Year Ended            Period Ended
                                          Sept. 30,         Sept. 30,       Sept. 30,      Sept. 30,     Sept. 30,       Sept. 30,
                                             1999               1998          1997(j)          1999          1998          1997(k)
                                          ------------------------------------------------------------------------------------------

Net asset value, beginning of period      $   9.79         $     10.03     $    10.00     $     6.09    $      9.94     $    10.00

Income from investment operations
   Net investment income (loss)               0.43                0.76           0.47          (0.01)         (0.04)         (0.01)
Net gains or (losses) on securities
   (both realized and unrealized)            (0.12)              (0.14)          0.03           4.79          (3.81)         (0.05)
                                          ------------------------------------------------------------------------------------------
Total from investment operations              0.31                0.62           0.50           4.78          (3.85)         (0.06)
Less dividends and distributions
   Dividends (from net investment income)    (0.65)              (0.53)         (0.47)           --             --             --
   Distributions in excess of net
      investment income                        --                  --             --             --             --             --
   Distributions (from net realized gain)    (0.30)              (0.33)           --             --             --             --
   Distributions in excess of net
      realized gains                           --                  --             --             --             --             --
                                          ------------------------------------------------------------------------------------------
Total distributions                          (0.95)              (0.86)         (0.47)           --             --             --
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period            $   9.15         $      9.79     $    10.03     $    10.87     $     6.09     $     9.94
                                          ------------------------------------------------------------------------------------------
Total Return                                  3.54%               6.55%          3.18%         78.49%        (38.73%)        (0.60%)
Net assets, end of period (in thousands)     5,111         $     5,350     $   81,382     $   33,564     $   26,730     $   58,279$
Average net assets for the period
   (in thousands)                            4,658         $    17,542     $  128,897     $   29,191     $   45,361$        45,191$
Ratio of expenses to average net assets*      1.06%(beta)         0.11%+         1.10%          1.59%          1.65%          1.66%
Ratio of net investment income (loss) to
   average net assets*                        4.42%(beta)         5.66%+         4.66%         (0.57%)        (0.45%)        (0.23%)
Portfolio turnover rate                      53.22%             163.75%        297.62%         62.82%         69.57%          0.00%

---------
*    Annualized for periods less than a year.

a-m  legends are at bottom of page 60
# Includes reimbursement from administrator for fees and expenses. If these fees and expenses had not been reimbursed, the ratio of expenses to average net assets would have been 2.10% and the ratio of net investment income to average net assets would have been (0.79%).
+ Includes change in accounting estimate, see note 4. If this change had not been made the ratio of expenses to average net assets would have been 0.84% and the ratio of net investment income to average net assets would have been 4.93%.
(beta) Includes change in accounting estimate, see note 4. Tf this change had not been made the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been 4.00%


The accompanying notes are an integral part of the financial statements

                                       76

                                             Financial Highlights (Continued)
                                             --------------------------------

For a share outstanding throughout each of the periods ended as indicated
-----------------------------------------------------------------------------------------------------------------------------------
                                                            ICON N. Europe                                  ICON S. Europe
                                                             Region Fund                                     Region Fund
                                                      Year Ended           Period Ended            Year Ended           Period Ended
                                            Sept. 30,         Sept. 30,     Sept. 30,       Sept. 30,      Sept. 30,      Sept. 30,
                                                1999             1998         1997(l)          1999           1998          1997(m)
                                            ---------------------------------------------------------------------------------------

Net asset value, beginning of period        $    11.63       $   11.06      $   10.00      $    11.87     $    11.90     $    10.00

Income from investment operations
   Net investment income (loss)                  (0.05)          (0.02)          0.07            0.02          (0.23)          0.10
Net gains or (losses) on securities
   (both realized and unrealized)                 1.51            0.79           0.99            1.06           0.93           1.80
                                            ---------------------------------------------------------------------------------------
Total from investment operations                  1.46            0.77           1.06            1.08           0.70           1.90
Less dividends and distributions
   Dividends (from net investment income)        (0.17)          (0.06)           --              --           (0.07)           --
   Distributions in excess of net
      investment income                            --              --             --            (0.03)           --             --
   Distributions (from net realized gain)        (1.18)          (0.14)           --            (2.80)         (0.66)           --
   Distributions in excess of net
      realized gains                               --              --             --              --             --             --
                                            ---------------------------------------------------------------------------------------
Total distributions                              (1.35)          (0.20)           --            (2.83)         (0.73)           --
                                            ---------------------------------------------------------------------------------------
Net asset value, end of period               $    11.74      $   11.63      $    11.06     $    10.12     $    11.87     $    11.90
                                            ---------------------------------------------------------------------------------------
Total Return                                      12.78%          7.00%          10.60%          6.41%          6.11%         19.00%
Net assets, end of period (in thousands)         23,971      $  39,726      $   49,947     $    5,298     $    9,452     $   21,088
Average net assets for the period
   (in thousands)                                30,993      $  49,406      $   36,212     $    8,107     $   20,263     $   15,055
Ratio of expenses to average net assets*           1.59%          1.54%           1.66%          1.81%          1.56%#         1.69%
Ratio of net investment income (loss) to
   average net assets*                             0.25%         (0.41%)          1.34%         (0.53%)        (0.26%)#        1.92%
Portfolio turnover rate                           50.36%         57.84%          13.89%         70.65%        113.55%          7.29%


----------
*    Annualized for periods less than a year.

a-m  legends are at bottom of page 60
# Includes reimbursement from administrator for fees and expenses. If these fees and expenses had not been reimbursed, the ratio of expenses to average net assets would have been 2.10% and the ratio of net investment income to average net assets would have been (0.79%).
+ Includes change in accounting estimate, see note 4. If this change had not been made the ratio of expenses to average net assets would have been 0.84% and the ratio of net investment income to average net assets would have been 4.93%.
(beta) Includes change in accounting estimate, see note 4. Tf this change had not been made the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been 4.00%


The accompanying notes are an integral part of the financial statements

                                       77

An Explanation of the Financial Highlights
------------------------------------------

This schedule provides an analysis of the items that affected the Funds' net asset value, on a per share basis. This schedule provides the total return, distributions, assets in the Fund, expense ratios and portfolio turnover.

The first line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity is shown in sections that follow. The increase or (decrease) due to investment operations is first, followed by gains or (losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period.

Also included in this schedule are the Funds' expense ratios, or percentage of net assets that was used to cover the operating expenses of the Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year.

The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the Funds during the reporting period.

The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in the Funds' portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period.

                         Notes to Financial Statements
                         -----------------------------

September 30, 1999
------------------

1. Organization and Significant Accounting Policies.
----------------------------------------------------

The ICON Basic Materials Fund (Basic Materials Fund), ICON Consumer Cyclicals Fund (Consumer Cyclicals Fund), ICON Energy Fund (Energy Fund), ICON Financial Services Fund, (Financial Services Fund) ICON Healthcare Fund (Healthcare Fund), ICON Leisure Fund (Leisure Fund), ICON Technology Fund (Technology Fund), ICON Telecommunication & Utilities Fund (Telecommunication and Utilities Fund), ICON Transportation Fund (Transportation Fund)-(collectively, the Domestic Funds), and ICON North Europe Region Fund (North Europe Fund), ICON South Europe Region Fund (South Europe Fund) and ICON Asia Region Fund (Asia Fund) (collectively, the International Funds) and ICON Short-Term Fixed Income Fund (Short-Term Fixed Income Fund) are series funds (collectively, the Funds) which are part of the ICON Funds (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end, non-diversified management investment company. The Trust has sixteen funds (of which twelve are currently in operation) which invest primarily in securities of companies whose principal business activities fall within specific industries or regions, and one short-term fixed income fund which invests primarily in short-term U.S. Treasury and U.S. Government Agency instruments. Each fund is authorized to issue an unlimited number of no par shares. The investment objective of the Domestic and International Funds is to provide long-term capital appreciation. The investment objective of the Short-Term Fixed Income Fund is to attain high current income consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation.
---------------------

The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. New York time) each day the Exchange is open. The Funds' securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the Nasdaq Stock market are valued at the last sale price as of the close of the Exchange, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the last bid price. Securities that are traded in the over-the-counter market are valued at the last quoted sales price or if such a sales price is lacking a last sales price a security is valued at it's last bid price. The market value of individual securities held by the Funds are determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees. Short-term securities including demand notes with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate market value.

Repurchase Agreements.
----------------------

Repurchase agreements, if held by the Funds are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                    -----------------------------------------


Foreign Currency Translation.
-----------------------------

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

Income Taxes.
-------------

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Investment Income.
------------------

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Expenses.
---------

Most expenses of the Funds can be directly attributed to each specific fund. Expenses which cannot be directly attributed are apportioned between all Funds based upon relative net assets.

Deferred Organizational Costs.
------------------------------

Organizational costs are being amortized over five years by the Funds. The amortization started once the Funds had assets and began investment operations.

Investment Transactions.
------------------------

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

The Funds may have elements of risk due to concentrated investments in specific industries or in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

                    -----------------------------------------


2. Fees and Other Transactions with Affiliates.
-----------------------------------------------

Investment Advisory Fees
------------------------

Domestic and International Funds
--------------------------------

As the Funds' investment advisor, Meridian Investment Management Corporation (MIMCO) receives a monthly fee that is computed daily at an annual rate of 1.00% of the Domestic and International Funds' average net assets.

Short-Term Fixed Income Fund
----------------------------

As the Fund's investment advisor, MIMCO receives a monthly fee that is computed daily at an annual rate of .65% of the Fund's average net assets.

Transfer Agent, Custody and Accounting Fees.
--------------------------------------------

Firstar Mutual Fund Services, LLC and Firstar Bank of Milwaukee (Firstar) provides custodial services, transfer agent services and fund accounting for the Funds. The Funds pay a fee at an annual rate of 0.15% on the Trust's first $500 million of average daily net assets, 0.13% on the next $500 million of average daily net assets, and 0.12% on the balance of average daily net assets. The Funds also pay for various out-of- pocket costs incurred by Firstar that are estimated to be 0.02% of the average daily net assets.

On behalf of the International Funds, Firstar has entered into an agreement with Chase Manhattan Bank (Chase) to provide international custodial services. The Funds pay an annual rate of 0.112% of average daily net assets plus a per trade transaction cost for these custodial services.

Administrative Services
-----------------------

The Funds have entered into an administrative services agreement with MIMCO. This agreement provides for an annual fee of 0.05% on the Funds' first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million.

Related parties
---------------

Certain officers and directors of MIMCO are also officers and trustees of the Funds.


3. Federal Income Tax.
----------------------

Net investment income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, capital loss carry forwards and deemed distributions on redemptions.

Net capital loss carryovers expire in 2006 and 2007. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Permanent items identified in the period ended September 30, 1999, have been reclassified among components of net assets as follows:

                   -----------------------------------------


3. Federal Income Tax. (continued)
----------------------------------


Fund                              Undistributed    Undistributed
                                  Net Investment   Net Realized      Paid In
                                      Income      Gains & Losses     Capital
--------------------------------------------------------------------------------
ICON Basic Materials Fund          $      4,904    $       --      $     (4,904)
ICON Consumer Cyclicals Fund       $    269,360    $       --      $   (269,360)
ICON Energy Fund                   $     36,056    $       --      $    (36,056)
ICON Financial Services Fund       $      3,931    $     (3,931)   $       --
ICON Healthcare Fund               $    243,650    $ (5,412,961)   $  5,169,311
ICON Leisure Fund                  $     98,822    $ (5,980,094)   $  5,881,272
ICON Technology Fund               $    709,445    $(10,518,704)   $  9,809,259
ICON Telecommunication and
  Utilities Fund                   $       --      $ (8,379,567)   $  8,379,567
ICON Transportation Fund           $      9,066    $     (9,066)   $       --
ICON Short-Term
  Fixed Income Fund                $       --      $       --      $       --
ICON Asia Region Fund              $    195,573    $    177,046    $   (372,619)
ICON North Europe Region Fund      $   (199,501)   $ (3,019,532)   $  3,219,033
ICON South Europe Region Fund      $     79,406    $ (6,766,811)   $  6,687,405


The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 1999, are as follows:


Fund                          Federal Tax Cost  Unrealized     Unrealized   Net Appreciation    Net Capital    Post October
                                               Appreciation  (Depreciation)   (Depreciation)  Loss Carryovers  Loss Deferral
----------------------------------------------------------------------------------------------------------------------------
ICON Basic Materials Fund       $ 26,572,561   $  2,176,172   $ (2,355,904)   $   (179,732)   $  9,416,109     $  2,119,955
ICON Consumer Cyclicals Fund    $ 54,988,926   $  8,046,170   $ (8,606,244)   $   (560,074)   $    557,945     $  5,936,026
ICON Energy Fund                $ 20,904,866   $  1,379,410   $ (3,045,226)   $ (1,665,816)   $  1,605,236     $  2,996,701
ICON Financial Services Fund    $  6,261,462   $    425,271   $ (1,197,272)   $   (772,001)   $       --       $       --
ICON Healthcare Fund            $ 27,382,342   $  3,719,884   $ (6,517,701)   $ (2,797,817)   $       --       $       --
ICON Leisure Fund               $ 32,748,116   $  4,989,110   $ (6,166,058)   $ (1,176,948)   $       --       $       --
ICON Technology Fund            $ 36,926,227   $ 19,103,635   $   (807,292)   $ 18,296,343    $       --       $       --
ICON Telecommunication and
  Utilities Fund                $  6,538,651   $  1,029,625   $   (433,051)   $    596,574    $       --       $       --
ICON Transportation Fund        $ 22,214,726   $  1,442,056   $ (2,615,020)   $ (1,172,964)   $       --       $       --
ICON Short-Term
  Fixed Income Fund             $  5,153,790   $       --     $    (14,495)   $    (14,495)   $       --       $       --
ICON Asia Region Fund           $ 28,681,787   $  5,500,114   $   (251,453)   $  5,248,661    $ 10,241,800     $  1,900,493
ICON North Europe Region Fund   $ 24,478,333   $  2,362,360   $ (1,030,617)   $  1,331,743    $       --       $    207,970
ICON South Europe Region Fund   $  5,880,412   $    203,797   $   (593,679)   $   (389,882)   $     39,533     $    608,432


4. Accounting Estimates
-----------------------

The ICON Short-Term Fixed Income Fund had an estimated net overaccrual of expenses of approximately $157,000 as of September 30, 1997 which was not material to the financial statements as of that date. However, due to the substantial decrease in the net assets of the Fund during the year ended September 30, 1998 the net estimated overaccrual of $127,000 became material to the financial statements of the Fund. The Fund has determined that it received a net benefit due to this estimated overaccrual and will identify and reimburse shareholders who provided this benefit. The amount of this benefit is identified as due to redeemed shareholders in the Statement of Assets and Liabilities. This has been accounted for as a change in accounting estimate and adjusted for as of September 30, 1998.

During the year ended September 30, 1999, as the shareholders who provided the benefit were being identified, and as a result of additional information, a change in the estimate reduced the amount to $57,539. This additional change was adjusted for as of September 30, 1999.

                       Report of Independent Accountants
                       ---------------------------------

To the Shareholders and Board of Trustees of ICON Funds
--------------------------------------------------------------------------------

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting ICON Funds (the "Funds") at September 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Denver, Colorado
November 5, 1999

Federal Income Tax Information (Unaudited)

For the fiscal year ended September 30, 1999, the following fiscal year distributions were considered long-term gains;

ICON Consumer Cyclicals Fund    $    369,566
ICON Financial Services Fund    $    564,409
ICON Healthcare Fund            $  1,861,795
ICON Leisure Fund               $  4,243,620
ICON Technology Fund            $ 13,951,125
ICON Transportation Fund        $    485,342
ICON North Europe Region Fund   $  1,546,478
ICON South Europe Region Fund   $    120,912








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